________________

BRANDES
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Brandes Institutional Global Equity Fund
Class I – BGVIX
Class E – BGVEX
Class S – BGVSX

Brandes Institutional International Equity Fund
Class I – BIIEX
Class E – BIEEX
Class S – BIISX

Brandes Institutional Emerging Markets Fund
Class I – BEMIX
Class S – BEMSX

Brandes International Small Cap Equity Fund
Class I – BISMX
Class S – BISSX

Prospectus

January 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Equity Prospectus

Table of Contents - Equity Prospectus

Table of Contents - Equity Prospectus

SUMMARY SECTION

Brandes Institutional Global Equity Fund

Investment Objective
The Brandes Institutional Global Equity Fund (the “Global Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

	Class I	Class E	Class S
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses
Shareholder Servicing Fees	None	0.25%	None
Other Expenses	0.64%	0.64%	0.64%
Total Other Expenses	0.64%	0.89%	0.64%

Total Annual Fund Operating Expenses(1)	1.44%	1.69%	1.69%
Less: Fee Waiver and/or Expense Reimbursement	-0.44%	-0.44%	-0.44%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.00%	1.25%	1.25%

(1)  The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund.  Class E shares of the Fund are subject to annual shareholder servicing fees of up to 0.25% of average daily net assets; however during the fiscal year ended September 30, 2011, the Fund did not charge any shareholder servicing fees.

(2) The Advisor has contractually agreed to limit the Global Fund’s Class I, Class E and Class S annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.00% for Class I and 1.25% for Class E and Class S as percentages of the Fund’s respective classes’ average daily net assets through January 31, 2013 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Global Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$412	$745	$1,686
Class E	$127	$490	$876	$1,961
Class S	$127	$490	$876	$1,961

Table of Contents - Equity Prospectus
Summary Section                                   -1-                                                                                                                    Brandes Institutional Global Equity Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.94% of the average value of its portfolio.

Principal Investment Strategies
The Global Fund invests principally in common and preferred stocks of U.S. and foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal market conditions, the Global Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  Up to 30% of the Global Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  The Global Fund may also buy shares of exchange traded funds (“ETFs”) which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Global Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor or the Advisor believes that other investments are more attractive.

Principal Investment Risks
Because the values of the Global Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Global Fund.  You could lose money on your investment in the Global Fund, or the Global Fund could underperform other investments.  Principal risks of the Global Fund are as follows:

•	Stock Risks – The values of the Global Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

Table of Contents - Equity Prospectus
Summary Section                                   -2-                                                                                                                    Brandes Institutional Global Equity Fund

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Value Securities Risks – The Global Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance
The following performance information shows you how the Global Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Global Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional Global Equity Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2009	18.38%
Worst Quarter	Q3	2011	-16.18%

Table of Contents - Equity Prospectus
Summary Section                                   -3-                                                                                                                    Brandes Institutional Global Equity Fund

Brandes Institutional Global Equity Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Institutional Global Equity Fund	1 Year	Since Inception (October 6, 2008)
Class I Shares
Return Before Taxes	-6.16%	3.54%
Return After Taxes on Distributions	-7.03%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	-2.31%	3.24%
Class E Shares
Return Before Taxes	-6.41%	3.39%
Class S Shares
Return Before Taxes	-6.16%	3.37%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-5.54%	5.33%

Class I and Class E shares commenced operations on October 6, 2008.  Class S shares commenced operations on January 31, 2011.  Performance shown prior to the inception of Class S shares reflects the performance of the Class I shares adjusted to reflect Class S expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E and Class S shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Management
Investment Advisor.  Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	2008
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	2008
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	2008
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2008
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Table of Contents - Equity Prospectus
Summary Section                                   -4-                                                                                                                    Brandes Institutional Global Equity Fund

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Equity Prospectus
Summary Section                                   -5-                                                                                                                    Brandes Institutional Global Equity Fund

SUMMARY SECTION

Brandes Institutional International Equity Fund

Investment Objective
The Brandes Institutional International Equity Fund (the “International Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

	Class I	Class E	Class S
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses
Shareholder Servicing Fees	N/A	0.25%	None
Other Expenses	0.14%	0.14%	0.14%
Total Other Expenses	0.14%	0.39%	0.14%

Total Annual Fund Operating Expenses(1)	1.14%	1.39%	1.39%

(1)  The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund.  Class E shares of the Fund are subject to annual shareholder servicing fees of up to 0.25% of average daily net assets; however during the fiscal year ended September 30, 2011, the Fund only charged 0.18% of average daily net assets for shareholder servicing fees.

Example
This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$116	$362	$628	$1,386
Class E	$142	$440	$761	$1,669
Class S	$142	$440	$761	$1,669

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.99% of the average value of its portfolio.

Principal Investment Strategies
The International Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal market conditions, the International Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of issuers located in at least three countries outside the United States.  Up to 30% of the International Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  The International Fund may also buy shares of exchange traded funds (“ETFs”) which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Table of Contents - Equity Prospectus
Summary Section                                   -6-                                                                                                                    Brandes Institutional Global Equity Fund

Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Fund’s investment portfolio. When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the International Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Fund.  You could lose money on your investment in the International Fund, or the International Fund could underperform other investments.  Principal risks of the International Fund are as follows:

•	Stock Risks – The values of the International Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Table of Contents - Equity Prospectus
Summary Section                                   -7-                                                                                                                    Brandes Institutional Global Equity Fund

•
Value Securities Risks – The International Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Table of Contents - Equity Prospectus
Summary Section                                   -8-                                                                                                                    Brandes Institutional Global Equity Fund

Performance
The following performance information shows you how the International Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional International Equity Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2003	25.52%
Worst Quarter	Q3	2002	-20.72%

Brandes Institutional International Equity Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Institutional International Equity Fund	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	-11.86%	-5.50%	5.07%
Return After Taxes on Distributions	-12.05%	-6.19%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares	-6.39%	-4.17%	4.60%
Class E Shares
Return Before Taxes	-11.98%	-5.62%	4.87%
Class S Shares
Return Before Taxes	-11.86%	-5.50%	5.07%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

The International Fund commenced operations in 1997.  Prior to October 6, 2008, the International Fund had only one class of shares (currently designated as Class I Shares).  Class E shares commenced operations on October 6, 2008.  Performance shown prior to the inception of the Class E shares reflects the performance of the Class I shares adjusted to reflect Class E expenses.  Class S shares commenced operations on January 31, 2011.  Performance shown prior to the inception of Class S shares reflects the performance of the Class I shares adjusted to reflect Class S expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E and Class S shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Table of Contents - Equity Prospectus
Summary Section                                   -9-                                                                                                                    Brandes Institutional Global Equity Fund

In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	1996
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	1996
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	1998
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	1996
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2005
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
                 If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Equity Prospectus
Summary Section                                 -10-                                                                                                                    Brandes Institutional Global Equity Fund

SUMMARY SECTION

Brandes Institutional Emerging Markets Fund

Investment Objective
The Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	1.36%	1.61%
Less Fee Waiver and/or Expense Reimbursement	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.37%

(1)  The Advisor has contractually agreed to limit the Emerging Markets Fund’s Class I and Class S annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.12% for Class I and 1.37% for Class S as percentages of the Fund’s average daily net assets through January 31, 2013 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or by lower expense caps in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$114	$407	$722	$1,614
Class S	$139	$485	$853	$1,891

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 94.70% of the average value of its portfolio.

Table of Contents - Equity Prospectus
Summary Section                                   -11-                                                                                                            Brandes Institutional Emerging Markets Fund

Principal Investment Strategies
Under normal market conditions, the Emerging Markets Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located in emerging markets.  Equity securities include common and preferred stocks, warrants, convertible securities and shares of exchange traded funds (“ETFs”).  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.  Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East.  The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company’s earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the Emerging Markets Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Emerging Markets Fund.  You could lose money on your investment in the Emerging Markets Fund, or the Emerging Markets Fund could underperform other investments.  Principal risks of the Emerging Markets Fund are as follows:

•	Stock Risks – The values of the Emerging Markets Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Emerging Markets Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Table of Contents - Equity Prospectus
Summary Section                                   -12-                                                                                                            Brandes Institutional Emerging Markets Fund

•
Medium and Small-Cap Company Risk – Securities of medium-cap and small-cap companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•
Value Securities Risks – The Emerging Markets Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance
The following performance information provides some indication of the risks of investing in the Emerging Markets Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Emerging Markets Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional Emerging Markets Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2009	43.09%
Worst Quarter	Q4	2008	-26.72%

Brandes Institutional Emerging Markets Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Institutional Emerging Markets Fund Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	-18.68%	4.99%	14.20%
Return After Taxes on Distributions	-18.85%	4.95%	14.17%
Return After Taxes on Distributions and Sale of Fund Shares	-11.70%	4.33%	12.89%
Class S Shares
Return Before Taxes	-18.81%	4.77%	14.00%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.17%	2.70%	14.20%

The Class I performance information shown for periods before January 31, 2011 is that of a private investment fund managed by the Advisor that is the predecessor of the Fund, not adjusted for Fund expenses.  Performance shown for the Class S shares reflects the performance of the private investment fund shares adjusted to reflect Class S expenses.

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Summary Section                                   -13-                                                                                                            Brandes Institutional Emerging Markets Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

More on the Emerging Market Fund’s Performance
Prior to January 31, 2011, the Advisor managed a private investment fund with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Emerging Markets Fund.  The performance information shown for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund, which were higher than the current net expenses of the Emerging Markets Fund’s Class I shares.  The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations specified by the Securities and Exchange Commission (the “SEC”).  If the private investment fund’s performance had been readjusted to reflect Class I expenses, the performance would have been higher.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Management
Investment Advisor.  Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Al Chan	Director – Private Client Portfolio Management and Emerging Markets Investment Committee Voting Member	2011
Doug Edman	Director – Investments and Emerging Markets Investment Committee Voting Member	2011
Christopher Garrett	Institutional Portfolio Manager and Emerging Markets Investment Committee Voting Member	2011
Louis Lau	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Steven Leonard	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Greg Rippel	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Gerardo Zamorano	Director – Investments and Emerging Markets Investment Committee Voting Member	2011

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

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Summary Section                                   -14-                                                                                                            Brandes Institutional Emerging Markets Fund

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section                                   -15-                                                                                                            Brandes Institutional Emerging Markets Fund

SUMMARY SECTION

Brandes International Small Cap Fund

Investment Objective
The Brandes International Small Cap Equity Fund (the “International Small Cap Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Small Cap Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	5.82%	5.82%

Total Annual Fund Operating Expenses	6.77%	7.02%
Less Fee Waiver and/or Expense Reimbursement	-5.62%	-5.62%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.40%

(1)
The Advisor has contractually agreed to limit the International Small Cap Fund’s Class I and Class S annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.15% for Class I and 1.40% for Class S as percentages of the Fund’s respective classes’ average daily net assets through February 1, 2013 (the “Expense Caps”).   The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps in effect at the time of the reimbursement.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the International Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$117	$1499
Class S	$143	$1568

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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Summary Section                                   -16-                                                                                                                        Brandes Institutional Small Cap Fund

Principal Investment Strategies
Under normal market conditions, the International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities issued by small capitalization companies.  The Fund considers a company to be a small capitalization company if it has a market capitalization (market value of publicly traded securities) of $2 billion or less at the time of purchase.  Equity securities include common and preferred stocks, warrants, rights, convertible securities and shares of exchange-traded funds (“ETFs”) investing in such securities.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.  Under normal market conditions the Fund invests at least 40% of its net assets, measured at the time of purchase, in securities of issuers located in at least three countries outside the United States.  An issuer is determined to be located outside the United States on the basis of the issuer’s domicile, principal place of business, primary stock exchange listing, source of revenue or other factors.  Up to 30% of the International Small Cap Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries considered to have emerging securities markets.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company’s earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the International Small Cap Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Small Cap Fund.  You could lose money on your investment in the International Small Cap Fund, or the International Small Cap Fund could underperform other investments.  Principal risks of the International Small Cap Fund are as follows:

•	Stock Risks – The values of the International Small Cap Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Small-Cap Company Risk – Securities of small-cap companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

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Summary Section                                   -17-                                                                                                                        Brandes Institutional Small Cap Fund

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Small Cap Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Value Securities Risks – The International Small Cap Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of their underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance
The following performance information provides some indication of the risks of investing in the International Small Cap Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Small Cap Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes International Small Cap Equity Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2009	46.08%
Worst Quarter	Q4	2008	-21.60%

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Summary Section                                   -18-                                                                                                                        Brandes Institutional Small Cap Fund

Brandes International Small Cap Equity Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes International Small Cap Equity Fund Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	-16.03%	0.30%	10.38%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Class S Shares
Return Before Taxes	-16.03%	0.30%	10.38%
S&P Developed ex-U.S. SmallCap Index (reflects no deduction for fees, expenses or taxes)	-14.49%	-3.20%	9.44%

More on the International Small Cap Fund’s Performance
                  Prior to February 1, 2012, the Advisor managed a private investment fund with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the International Small Cap Fund.  The performance information shown for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund, which were lower than the International Small Cap Fund’s Class I and Class S current net expenses.  The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect Class I and Class S expenses, the performance would have been lower and Class S performance would have differed from Class I performance.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Bob Gallagher, CFA	Director – National Accounts and Small Cap Investment Committee Voting Member	2012
Jeff Meyer, CFA	Director – Product Management and Small Cap Investment Committee Voting Member	2012
Ralph Birchmeier, CFA	Director – Investments and Small Cap Investment Committee Voting Member	2012
Luiz Sauerbronn	Director – Investments and Small Cap Investment Committee Voting Member	2012
Yingbin Chen, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012
Brian Matthews, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012
Mark Costa, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

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Summary Section                                   -19-                                                                                                                        Brandes Institutional Small Cap Fund

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section                                   -20-                                                                                                                       Brandes Institutional Small Cap Fund

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objectives

The investment objective of each Fund is long-term capital appreciation. Each Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.  The Global Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of U.S. and foreign companies.  The International Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of foreign companies.  The Emerging Markets Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of companies located in emerging markets.  The International Small Cap Fund seeks to achieve its objective by investing principally in a diversified portfolio of securities issued by small capitalization companies.

Investment Policies

During the past decade, foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  The Advisor believes that significant investment opportunities exist throughout the world.

Global Fund
The Global Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  The Global Fund typically invests in equity securities with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The Global Fund does not invest more than 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.  The Global Fund may not make any change in the Global Fund’s investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common and preferred stocks, warrants, rights and convertible securities.  The Global Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

The Global Fund may invest in companies located around the world.  With respect to Fund investments in any particular country or industry, the Global Fund typically invests up to the greater of either (a) 20% of total Fund assets measured at the time of purchase, or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International (“MSCI”) World Index measured at the time of purchase.  As of December 31, 2011, the weight of the United States in the MSCI World Index was 52.66%.

Consider investing in the Global Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
•	want professional portfolio management; and
•	are investing for long-term goals.

The Global Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

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Investment Objectives, Policies & Risks                                                                                                                         -21-

International Fund
The International Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of issuers located in at least three countries outside the United States.  The International Fund typically invests in foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The International Fund does not invest more than 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.  The International Fund may not make any change in the Fund’s investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing the International Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common and preferred stocks, warrants, rights and convertible securities.  The International Fund invests in these securities directly or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

The International Fund may invest in companies located around the world.  With respect to Fund investments in any particular country or industry, the International Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the MSCI EAFE Index, measured at the time of purchase.

Consider investing in the International Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
•	want professional portfolio management; and
•	are investing for long-term goals

The International Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

Emerging Markets Fund
The Emerging Markets Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located in emerging markets.  The Emerging Markets Fund may not make any change to this investment policy without first providing the Emerging Markets Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common and preferred stocks, warrants, rights and convertible securities.  The Emerging Markets Fund may also invest in other investment companies, including exchange-traded funds. The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.

Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East.  With respect to Fund investments in any particular country or industry, the Emerging Markets Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the MSCI Emerging Markets Index, measured at the time of purchase.

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Investment Objectives, Policies & Risks                                                                                                                         -22-

Consider investing in the Emerging Markets Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in emerging markets;
•	want professional portfolio management; and
•	are investing for long-term goals

The Emerging Markets Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

International Small Cap Fund
The International Small Cap Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by small capitalization companies.  The Fund considers a company to be a small capitalization company if it has a market capitalization (market value of publicly traded securities) of $2 billion or less measured at the time of purchase.  The International Small Cap Fund does not invest more than 30% of its total assets, measured at the time of purchase, in securities of companies located in countries considered to have emerging securities markets.  The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.  The Fund may not make a change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies without first providing the Fund’s shareholders with at least 60 days prior notice.

Equity securities include common and preferred stocks, warrants, rights and convertible securities.  The International Small Cap Fund invests in these securities directly or indirectly through other investment companies or trusts that invest the majority of their assets in these securities.

Under normal circumstances, the International Small Cap Fund invests at least 40% of its total assets measured at the time purchase in securities of companies located in at least three countries other than the United States.  The International Small Cap Fund generally invests in companies located around the world. With respect to Fund investments in any particular country or industry, the International Small Cap Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry or (b) 150% of the weighting of such country or industry as represented in the S&P Developed Ex-U.S. Small Cap Index, measured at the time of purchase.

Consider investing in the International Small Cap Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign and small capitalization stocks;
•	want professional portfolio management; and
•	are investing for long-term goals.

The International Small Cap Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or regular income.

All Funds
The Advisor selects stocks for the Funds based on their individual merits and not necessarily on their geographic locations, except that the Emerging Markets Fund principally seeks stocks of companies located in emerging markets countries.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, each Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Funds’ assets in companies in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Funds’ assets in companies in countries whose representation in the index is small or non-existent.

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Investment Objectives, Policies & Risks                                                                                                                         -23-

Value Investing
The Advisor applies the Graham and Dodd Value Investing approach to stock selection.  Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis.  In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by indentifying the “true” long-term – or intrinsic – value of a company based on measurable data.  The Advisor follows this approach, looking at each equity security as though it is a business that is for sale.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry.  This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Short-Term Investments
Each Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper.  As a result of taking such temporary defensive positions, the Funds may not achieve their investment objectives.

Other Investment Techniques and Restrictions
The Funds will use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Funds’ Statement of Additional Information (“SAI”).  Unlike the Funds’ investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of each Fund’s outstanding shares.

Principal Risks of Investing in the Funds

The value of your investment in the Funds will fluctuate, which means you could lose money.  You should consider an investment in the Funds as a long-term investment.

Stock Risks
The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Funds.

Foreign Securities Risks
Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

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Investment Objectives, Policies & Risks                                                                                                                         -24-

Before investing in a Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Each Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.  For example, as of December 31, 2011, 29% of the International Fund’s assets were invested in Japanese issuers.  During such periods, the International Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences of Japan than more diversified portfolios.

Emerging Markets and Related Risks
The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or any country that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which a Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

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Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which a Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause a Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities.

Value Securities Risks
Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline.  There is also a risk that it may take longer than expected for the value of any such investment to rise to the assessed value.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Medium and Small-Cap Company Risk
The Emerging Markets Fund may invest in the securities of mid-cap and small-cap companies, and the International Small Cap Fund may invest in the securities of small-cap companies, which generally involve greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability.  Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices.  Additionally, securities of mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-cap and small-cap companies than for larger, more established companies.  Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth.  Securities of mid-cap and small-cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries where changes in interest rates and demand for financial services are so closely tied to the economy.

ETF Risk
Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of certain fees and expenses.  By investing in an ETF, a Fund becomes a shareholder of that ETF.  As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF.  These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s ETF holdings at the most optimal time, adversely affecting the Fund’s performance.

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Convertible Securities Risk
The income generated by convertible securities owned by a Fund will be affected by changing interest rates.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price” (the predetermined price at which the convertible security could be exchanged for the associated stock).  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.  The most recent information about each Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

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FUND MANAGEMENT

Each Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2011, the Advisor managed approximately $32.8 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Funds, including determining which securities are bought and sold.  The Advisor also provides certain officers for the Trust.  For its services, the Advisor receives a percentage of each Fund’s average daily net assets, payable on a monthly basis from each Fund at the following annual rates: Global Fund—0.80%, International Fund—1.00%, Emerging Markets Fund—0.95% and International Small Cap Fund—0.95%.

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the operating expenses of each Class do not exceed the percentage of average daily net assets shown in the table below (the “Expense Caps”).  For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class I	Class E	Class S
Global Fund	1.00%	1.25%	1.25%
International Fund	1.20%	1.45%	1.45%
Emerging Markets Fund	1.12%	N/A	1.37%
International Small Cap Fund	1.15%	N/A	1.40%

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the end of the third full fiscal year of a Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Caps for the fiscal year in which the waiver or reimbursement occurred or any lower Expense Cap in effect at the time of the reimbursement.

A discussion regarding the basis for the Board of Trustees’ reapproval of the Global Fund and International Fund’s investment advisory agreements with the Advisor is available in the Funds’ semi-annual report to shareholders for the period ended March 31, 2011.  A discussion regarding the basis for the Board of Trustees’ approval of the Emerging Markets Fund’s investment advisory agreement with the Advisor is available in the Funds’ semi-annual report to shareholders for the period ending March 31, 2011.  A discussion regarding the basis for the Board of Trustees’ approval of the International Small Cap Fund’s investment advisory agreement with the Advisor will be available in the Fund’s semi-annual report to shareholders for the period ended March 31, 2012.

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Portfolio Managers

Each Fund’s investment portfolios is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.

Global Fund and International Fund

All investment decisions for the Global and International Funds are the joint responsibility of the Advisor’s Large Cap Investment Committee (“Large Cap Committee”).  The voting members of the Committee are Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Brent Fredberg and Jeffrey Germain.

The Funds’ SAI provides additional information about the Large Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Glenn Carlson	International Fund Since 1996 Global Fund Since 2008
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the Advisor’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and setting the Advisor’s objectives. As CEO, he is responsible for managing the business toward those objectives. In addition, he contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the CFA Society of San Diego and has 27 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	International Fund Since 1996 Global Fund Since 2008
Brent V. Woods, CFA
Managing Director – Investments
Brent is a member of the Advisor’s Executive Committee, contributing to strategic decisions and guiding the Advisor toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the Advisor and oversight of the product investment committees. In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Brent is also a member of the Advisor’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the Advisor’s research teams and investment committees on controversial corporate governance issues. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his JD, cum laude, from Harvard Law School, a master’s degree in international studies from St. John’s College at Cambridge University, England, and his AB, Phi Beta Kappa, from Princeton University. He has 15 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

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Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Amelia Morris	International Fund Since 1998 Global Fund Since 2008
Amelia Maccoun Morris, CFA
Director – Investments
Amelia is responsible for overseeing and directing equity research activities in the consumer sector. Amelia is responsible for coverage of European retail and telecommunications services.  In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 22 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Jim Brown	International Fund Since 1996 Global Fund Since 2008
Jim Brown, CFA
Director – Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the Advisor’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 26 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Brent Fredberg	International Fund Since 2005 Global Fund Since 2008
Brent Fredberg
Director – Investments
Brent is a senior research analyst and a voting member of the Advisor’s Large Cap Investment Committee. He leads the Advisor’s research efforts in the technology/health sector and performs research on companies in the technology and consumer durables industries. Prior to joining Brandes, Brent worked for Raytheon/Amana Appliances as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA (inactive) and CMA (inactive), with 16 years of finance and investment experience.

Director-Investments, Brandes Investment Partners 2010-Present
Senior Research Analyst, Brandes Investment Partners 2003-2010
Analyst, Brandes Investment Partners 1999-2003

Jeffrey Germain	International Fund Since 2009 Global Fund Since 2009
Jeffrey Germain
Senior Analyst
Jeffrey is a senior analyst on the basic materials team.  He is also a voting member of the Advisor’s Large Cap Investment Committee.  Before joining Brandes, Jeffrey was a financial analyst at a division of Harcourt.  Prior to that position, he managed the financial and operational functions for a family business in the travel industry.  Jeffrey earned his BS in business administration from the University of North Carolina at Chapel Hill with a finance concentration.  Jeffrey has nine years of investment experience.

Senior Analyst, Brandes Investment Partners 2010-Present
Research Analyst, Brandes Investment Partners 2005-2010
Senior Research Associate, Brandes Investment Partners 2004-2005
Research Associate, Brandes Investment Partners 2001-2004

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Emerging Markets Fund

All investment decisions for the Emerging Markets Fund are the joint responsibility of the Advisor’s Emerging Markets Investment Committee (“Emerging Markets Committee”).  The voting members of the Committee are Alphonse H.L. Chan, Jr., Douglas C. Edman, Christopher J. Garrett, Louis Y. Lau, Steven Leonard, Greg Rippel and Gerardo Zamorano.

The Funds’ SAI provides additional information about the Emerging Markets Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Al Chan	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2001)
Alphonse H.L. Chan, Jr., CFA
Director - Private Client Portfolio Management
Al manages the Private Client Portfolio Management group, which includes Brandes’ Separately Managed Accounts (SMA) Division.  His primary responsibility is to oversee the implementation of the firm’s investment strategy across all private client portfolios and separately managed account programs. He is also a voting member of the firm’s Emerging Markets Investment Committee.  During more than 15 years with the firm, Al has worked as an analyst, portfolio manager, product coordinator, and as a portfolio management team leader.  Prior to joining Brandes, he was a senior financial analyst in the corporate treasury department for Bank of America. Al also served as a compliance examiner for the National Association of Securities Dealers. He earned his BA in economics from the University of California, Los Angeles, and his MBA from the University of California, Irvine. Al has 24 years of investment experience.

Director-Private Client Portfolio Management, Brandes Investment
 Partners 2006-Present
Portfolio Manager, Brandes Investment Partners 1998-2006
Associate Portfolio Manager, Brandes Investment Partners 1994-1998

Doug Edman	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2006)
Douglas C. Edman, CFA
Director - Investments
Doug is a senior analyst and a voting member of the Emerging Markets Investment Committee. He performs research in the oil and gas industry. Before joining Brandes, Doug worked for Goldman Sachs as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. He also worked for Chevron as a project engineer and was responsible for the design and construction of oil field processing facilities. Doug earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. He graduated from the University of Southern California with a BS in chemical engineering. Doug is a member of the CFA Society of San Diego and has 20 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Analyst, Brandes Investment Partners 2000-2004
Portfolio Manager, Brandes Investment Partners 1995-2000

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Christopher Garrett	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2001)
Christopher J. Garrett, CFA
Institutional Portfolio Manager
Chris is an institutional portfolio manager and a member of the firm’s Emerging Markets Investment Committee. He serves as a product coordinator for the Emerging Markets portfolio. Prior to joining Brandes, Chris worked as a portfolio manager/analyst for Dupont Capital Management and a corporate loan officer for both First Interstate Bank of California and City National Bank. He earned his MBA from Columbia University Graduate School of Business and his BS in finance from Arizona State University. Chris has 18 years of finance and investment experience.

Institutional Port. Mgr., Brandes Investment Partners 2007-Present
Portfolio Manager/Analyst, Brandes Investment Partners 2000-2007

Louis Lau	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2007)
Louis Y. Lau
Senior Analyst
Louis is a senior analyst on the financial institutions research team. He is also a voting member of the Emerging Markets Investment Committee. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. He earned his MBA with Honors, majoring in finance and accounting, from The Wharton School at the University of Pennsylvania, where he also served as director of research and portfolio manager of the Wharton Investment Management Fund, a U.S. small-cap value fund. Louis earned a BBA in Finance with Merit from the National University of Singapore and also attended the University of Michigan (Ann Arbor) and New York University. He has 12 years of finance and investment experience.

Senior Analyst, Brandes Investment Partners 2009-Present
Analyst, Brandes Investment Partners 2004-2009

Steven Leonard	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2005)
Steven Leonard, CFA
Senior Analyst
Steve is a senior analyst on the industrials research team, and is responsible for fundamental research on companies in the transportation, environmental services, construction, and farm equipment sectors. He is also a voting member of the Emerging Markets Investment Committee. Before joining Brandes, Steve worked as a CPA in the audit practice of Maloy, Rosner, & Associates. He has a BA in economics and business from the University of California, Los Angeles and an MBA in finance from The Wharton School at the University of Pennsylvania. Steve is a member of the CFA Society of San Diego and has 13 years of investment experience.

Senior Analyst, Brandes Investment Partners 2006-Present
Analyst, Brandes Investment Partners 2003-2006
Portfolio Manager/Analyst, Brandes Investment Partners 2000-2003
Associate Portfolio Manager, Brandes Investment Partners 1997-2000

Greg Rippel	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2004)
Greg Rippel, CFA
Senior Analyst
Greg is a senior analyst on the consumer products team and is responsible for fundamental research on companies in the retail sector. Greg is also a voting member of the firm's Emerging Markets Investment Committee. Prior to joining Brandes, Greg worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America and as a senior associate for Coopers & Lybrand. He earned his MBA from the McCombs School of Business at The University of Texas at Austin and his BA in business economics from the University of California, Santa Barbara. Greg is a Certified Public Accountant and has 15 years of accounting, finance, and investment experience.

Senior Analyst, Brandes Investment Partners 2006-Present
Analyst, Brandes Investment Partners 2001-2006

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Gerardo Zamorano	Emerging Markets Fund Since 2011; (predecessor private investment fund since 2001)
Gerardo Zamorano, CFA
Director – Investments
Gerardo leads the firm’s research efforts in the telecommunications sector. He is also a member of the Emerging Markets Investment Committee. Before joining Brandes, Gerardo worked for the International Finance Corporation, part of the World Bank Group, as an assistant investment officer in the Latin America department. He graduated magna cum laude, earning a BSE from the Wharton School of Business of the University of Pennsylvania and an MBA from the Kellogg Graduate School of Management of Northwestern University. He has 14 years of investment experience.

Director-Investments, Brandes Investment Partners 2010-Present
Senior Analyst, Brandes Investment Partners 2004-2010
Analyst, Brandes Investment Partners 1999-2004

International Small Cap Fund

All investment decisions for the International Small Cap Fund are the joint responsibility of the Advisor’s Small Cap Investment Committee (“Small Cap Committee”).  The voting members of the Small Cap Committee are Robert J. Gallagher, Jeffrey Meyer, Ralph Birchmeier, Luiz G. Sauerbronn, Yingben Chen, Brian A. Matthews, and Mark Costa.

The Funds’ SAI provides additional information about the Small Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Robert J. Gallagher	Since 2012
Robert J. Gallagher, CFA
Director - National Accounts
Bob is the director of Brandes’ National Accounts. He is also a senior portfolio manager, a member of the Investment Oversight Committee, and a voting member of the Small Cap Investment Committee. Before joining Brandes, Bob was an officer of the international corporate and project finance department at Union Bank and the Bank of Tokyo Group. He has an extensive background in international project finance, corporate finance, and financial analysis. He earned his BS in economics and an MBA in finance, both from the University of California, Irvine. He has 25 years of investment experience.

Director – National Accounts, Brandes Investment Partners, L.P., 10/11 to present;
Director-Mutual Fund Portfolio Management, Brandes Investment Partners, L.P., 10/04 to 10/11;
Private Client Group Coordinator & Portfolio Manager, Brandes Investment Partners, 10/98 to 11/03

Years on the Small Cap Investment Committee: 13

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Jeffrey Meyer	Since 2012
Jeffrey Meyer, CFA
Director - Product Management
Jeff is currently responsible for overseeing and directing product management activities for the firm. He also serves as an institutional portfolio manager and voting member of the Small Cap Investment Committee. Before joining Brandes, Jeff served as vice president of portfolio management and research at Nicholas-Applegate where he specialized in small cap equity investments. Prior to that, Jeff managed a pension plan and also was a portfolio manager for a short-term fixed income portfolio for San Diego Gas & Electric. He earned his BS in engineering from Iowa State University and an MBA in finance from San Diego State University. He is a member of the CFA Society of San Diego and has 25 years of investment experience.

Director – Product Management, Brandes Investment Partners, L.P., 10/11 to present;
Director – Institutional Portfolio Management, Brandes Investment Partners, L.P., 10/04 to 10/11

Years on the Small Cap Investment Committee: 13

Ralph Birchmeier	Since 2012
Ralph Birchmeier, CFA
Director - Investments
Ralph is a senior research analyst on the financials team after having spent four years on the basic materials team.  He is responsible for research in various areas within the global financial services industry, with an emphasis on insurance companies. He is also a voting member of the Small Cap Investment Committee.  Before joining Brandes, Ralph worked as a portfolio analyst at First Quadrant L.P., an investment counseling firm.  He also worked as a CPA at Arthur Andersen in the commercial audit division. Ralph earned his BS in accounting from Loyola Marymount University and an MBA with honors at Columbia University, with an emphasis in finance. He is a member of the New York Society of Securities Analysts and has 17 years of investment experience.

Director-Investments, Brandes Investment Partners, 1/06 to present
Senior Research Analyst, Brandes Investment Partners, 1/04 to 12/05
Analyst, Brandes Investment Partners, 9/99 to 1/04

Years on the Small Cap Investment Committee: 11

Luiz G. Sauerbronn	Since 2012
Luiz G. Sauerbronn
Director – Investments
Luiz is a senior analyst on the industrials research team and a voting member of the firm's Small Cap Investment Committee. He is responsible for fundamental research on companies in the engineering, electrical equipment, construction and building materials industries on a global basis, as well as on Latin American utilities. Luiz is also a member of the firm’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues. Before joining Brandes, Luiz worked for the private equity group of JPMorgan and as the manager of the mergers and acquisitions advisory team of Banco Brascan (part of Brookfield Asset Management) in Brazil.  Prior to that, he worked with strategic planning for Royal Dutch Shell. He holds an MBA from the Haas School of Business at the University of California, Berkeley and a BS in economics from the Federal University of Rio de Janeiro. Luiz has 16 years of finance and investment experience.

Director – Investments, Brandes Investment Partners, 1/09 to present
Senior Research Analyst, Brandes Investment Partners, 01/06 to 1/09
Research Analyst, Brandes Investment Partners 8/01 to 01/06

Years on the Small Cap Investment Committee: 9

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Yingbin Chen	Since 2012
Yingbin Chen, CFA
Senior Analyst
Yingbin is a senior analyst responsible for research in the technology area. She is also a voting member of the Small Cap Investment Committee. Before joining Brandes, Yingbin worked for a major U.S. money center bank as a technology officer, and a major U.S. technology company as a technology consultant. She earned her IMBA (International MBA) with high honors from the University of Chicago and earned her MS in electrical engineering from Johns Hopkins University. Yingbin has six years of technology industry experience and 10 years of investment experience.

Senior Research Analyst, Brandes Investment Partners, 1/06 to present
Research Analyst, Brandes Investment Partners, 9/01 to 1/06

Years on the Small Cap Investment Committee: 7

Brian A. Matthews	Since 2012
Brian A. Matthews, CFA
Senior Analyst
Brian is a senior analyst on the global telecommunications and media team. In addition, he is a voting member of the Small Cap Investment Committee. Before joining Brandes, he worked as an investment banking analyst at Merrill Lynch where he covered telecommunications equipment companies. Brian earned his BS summa cum laude with concentrations in finance and management from The Wharton School at the University of Pennsylvania. He is a member of the CFA Society of San Diego and has 11 years of investment experience.

Senior Research Analyst, Brandes Investment Partners, 02/10 to present
Research Analyst, Brandes Investment Partners, 1/05 to 02/10
Senior Research Associate, Brandes Investment Partners, 1/04 to 1/05
Research Associate, Brandes Investment Partners, 2/02 to 1/04

Years on the Small Cap Investment Committee: 3

Mark Costa	Since 2012
Mark Costa, CFA
Senior Analyst
Mark is an analyst on the industrials team. He also is a voting member of the Small Cap Investment Committee. Mark is responsible for fundamental research on companies in the residential construction, diversified industrial, and aerospace & defense sectors.  He earned his BS in finance with distinction from San Diego State University.  Mark is a member of the CFA Society of San Diego and has 11 years of investment experience.

Senior Research Analyst, Brandes Investment Partners, 1/11 to present
Research Analyst, Brandes Investment Partners, 1/06 to 1/11
Senior Research Associate, Brandes Investment Partners, 1/04 to 1/06
Research Associate, Brandes Investment Partners, 6/01 to 1/04

Years on the Small Cap Investment Committee: 3

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Certain Prior Advisor Performance

The following tables set forth composite performance data relating to the historical performance of all private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Global Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Global Fund.  Investors should not consider this performance data as an indication of future performance of the Global Fund or of the Advisor.

The composite performance data shown below were calculated in accordance with Global Investment Performance Standards (“GIPS”™)*.  The composite includes all actual, fee-paying and non-fee-paying, fully discretionary private accounts (other than “wrap fee” program accounts) with assets of $1 million or more managed for at least one month by the Advisor (as well as one pooled account in each composite which was fully funded at inception) for the periods indicated below that have investment objectives, policies, strategies and risks substantially similar to those of the Global Fund.  Cash and equivalents are included in the performance returns.

All composite returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses.  Gross returns do not give effect to investment advisory fees, which would reduce such returns.  Net returns are shown net of the Global Fund’s Class I shares’ total annual fund operating expenses, as shown on page 1.  All returns are net of brokerage commissions, execution costs and any applicable foreign withholding taxes, without provision for federal or state income taxes (if any).

The private accounts that are included in the composite are not subject to the same types of expenses to which the Global Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986 (the “Code”).  Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

GIPS standards for the calculation of total return differ from the standards required by the Securities and Exchange Commission for calculation of average annual total return.  Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

*GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

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		Brandes Global Equity Composite Accounts Calendar Quarterly Returns							MSCI World Index(1)
Year		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	#Accts	$mil	YTD
2011	NET	5.47%	0.23%	-15.91%	6.51%	-5.32%	803	$6,532	-5.54%
	GROSS	5.62	0.37	-15.79	6.66	-4.78
2010	NET	3.49	-11.51	11.96	6.93	9.08	979	7,908	11.76
	GROSS	3.64	-11.82	12.12	7.08	9.73
2009	NET	-16.06	19.51	17.60	0.91	19.05	1346	9,114	29.99
	GROSS	-15.86	19.76	17.80	1.11	20.00
2008	NET	-13.70	-5.93	-16.21	-18.32	-44.44	1710	9,274	-40.71
	GROSS	-13.53	-5.75	-16.05	-18.15	-44.00
2007	NET	2.57	7.35	-1.52	-6.16	1.75	2010	19,257	9.04
	GROSS	2.77	7.56	-1.33	-5.98	2.55
2006	NET	7.57	0.99	8.44	7.78	26.99	2288	19,204	20.07
	GROSS	7.76	1.20	8.67	8.05	28.06
2005	NET	-3.45	0.79	8.60	-0.78	4.86	2459	15,309	9.49
	GROSS	-3.30	0.95	8.87	-0.52	5.71
2004	NET	4.67	2.62	-3.45	14.63	18.89	2785	13,551	14.72
	GROSS	4.90	2.81	-3.22	14.86	19.89
2003	NET	-10.52	28.18	7.45	18.07	45.52	3205	9,512	33.11
	GROSS	-10.31	28.40	7.69	18.25	46.65
2002	NET	1.28	-9.89	-22.73	11.88	-21.10	3727	5,470	-19.89
	GROSS	1.51	-9.69	-22.53	12.04	-20.43
2001	NET	-4.63	4.88	-10.10	10.27	-0.85	4464	4,255	-16.82
	GROSS	-4.41	5.20	-9.89	10.54	0.16
2000	NET	-4.75	7.69	9.25	9.96	23.21	3381	3,446	-13.18
	GROSS	-4.48	7.89	9.48	10.10	24.22
1999	NET	4.55	14.62	-7.79	9.21	20.68	3332	2,471	24.93
	GROSS	4.82	14.90	-7.52	9.34	21.79
1998	NET	14.16	-2.24	-13.67	17.13	12.85	3114	1,731	24.34
	GROSS	14.46	-1.95	-13.45	17.41	14.05
1997	NET	7.04	12.21	7.90	-1.32	27.88	1580	977	15.76
	GROSS	7.37	12.52	8.16	-1.12	29.20
1996	NET	3.46	5.43	1.69	10.11	22.13	1588	791	13.48
	GROSS	3.79	5.73	1.99	10.37	23.53
1995	NET	3.19	7.12	6.21	2.71	20.57	1338	578	20.72
	GROSS	3.51	7.45	6.53	2.97	22.01
1994	NET	-1.85	-0.45	6.23	-6.10	-2.54	770	339	5.08
	GROSS	-1.53	-0.13	6.56	-5.76	-1.24
1993	NET	9.29	5.34	8.63	11.50	39.43	469	259	22.50
	GROSS	9.61	5.66	8.95	11.58	40.79
1992	NET	5.93	3.16	-1.29	3.84	12.00	380	155	-5.23
	GROSS	6.28	3.51	-0.97	4.06	13.37
1991	NET	16.15	3.99	8.09	4.79	36.80	374	127	18.28
	GROSS	16.43	4.25	8.35	5.06	38.17
1990	NET	-1.34	-0.40	-10.67	0.29	-11.97	415	100	-17.02
	GROSS	-0.96	-0.01	-10.30	0.62	-10.62
1989	NET	4.95	6.15	6.74	-5.12	12.82	474	138	16.61
	GROSS	5.27	6.47	7.07	-4.80	14.24

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Brandes Global Equity Composite Accounts
Annualized Returns for Periods Ending December 31, 2011
		1 Year	3 Years	5 Years	7 Years	10 Years	15 Years	20 Years
NET	Brandes Global Equity Composite Accounts	-5.32%	7.19%	-6.91%	-0.96%	2.53%	7.00%	9.59%
	MSCI World Index (1)	-5.54%	11.13%	-2.37%	2.22%	3.62%	4.20%	5.81%
	Relative Performance	0.22%	-3.94%	-4.54%	-3.18%	-1.09%	2.80%	3.78%

GROSS	Brandes Global Equity Composite Accounts	-4.78%	7.83%	-6.36%	-0.37%	3.15%	7.71%	10.40%
	MSCI World Index (1)	-5.54%	11.13%	-2.37%	2.22%	3.62%	4.20%	5.81%
	Relative Performance	-0.76%	-3.30%	-3.99%	-2.59%	-0.47%	3.51%	4.59%

(1)      Morgan Stanley Capital International World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  The MSCI World Index consists of 24 developed market country indices.  This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.  Please note that all indices are unmanaged and are not available for direct investment.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Funds’ administrator, fund accountant and transfer and dividend disbursing agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Funds’ distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the custodian of the Global, International and International Small Cap Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The Northern Trust Company is the custodian of the Emerging Markets Fund’s assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets.  Its address is 50 South LaSalle Street, Chicago, Illinois 60603.

The SAI has more information about the Advisor and the Funds’ other service providers.

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SHAREHOLDER INFORMATION

Description of Classes

The Global and International Funds offer three classes of shares – Class I shares, Class E shares and Class S shares.  The Emerging Markets Fund and International Small Cap Fund offer two classes of shares – Class I shares and Class S shares.

Class I Shares
Class I shares are designed primarily for proprietary accounts of institutions such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations.  Class I shares are not subject to shareholder servicing fees or Rule 12b-1 fees.

Class E and Class S Shares
Class E and Class S shares are designed primarily for accounts maintained through Financial Intermediaries.  Class E shares impose annual shareholder servicing fees of up to 0.25% of average daily net assets.  Class S shares impose annual Rule 12b-1 fees of up to 0.25% of average daily net assets.  Because the overall expense ratios for Class E and Class S are the same, each Financial Intermediary will determine the most suitable class structure depending on its own fee arrangements.

Shareholder Service Plan
The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to shareholders of the Funds.  Because these fees are paid out of the assets attributable to each Fund’s Class E shares, over time they will increase the cost of your investment in such shares.  Annual shareholder servicing fees under the plan are up to 0.25% of the average daily net assets of Class E shares of each eligible Fund.

Distribution Plan
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Funds to pay fees to broker-dealers for certain distribution-related services provided to Class S shareholders.  Because these fees are paid out of the assets attributable to the Fund’s Class S shares, over time they will increase the cost of your investment in such shares.  Annual distribution fees under the plan are up to 0.25% of the average daily net assets attributable to Class S shares.

Additional Payments to Dealers
The Advisor may pay amounts from its own resources, and not as an additional charge to the Funds, to certain financial institutions in connection with the sale and/or distribution of the Funds’ shares or the retention and/or servicing of the Funds’ shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees payable by the Funds.   Because these payments are not made by shareholders or the Funds, the Funds’ total expense ratios will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Who May Invest in the Funds

The Funds sell shares only to certain institutional investors and financial intermediaries.  Except as indicated below, individual investors generally may not purchase shares directly.

Institutions which may invest in the Funds include qualified retirement and deferred compensation plans and trusts used to fund those plan, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Code), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Funds include Trustees of the Trust, officers and employees of the Advisor, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

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Anti-Money Laundering

        In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The Funds sell shares of each Class without a sales charge at the next net asset value per share (“NAV”) of the Class computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Funds; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

The NAV of a Class of shares of a Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of that Class:

NAV =	Total Assets – Liabilities Number of Shares Outstanding

Each Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Each Fund calculates its NAV for each Class once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Funds invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares.  As a result, each Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Fair Value Pricing
The Funds have adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Funds calculate their own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

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In using fair value pricing, the Funds attempt to establish the price that they might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

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Minimum Initial Investment

The minimum initial investment in each Class of the Funds is generally $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Funds and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer
You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  Each Fund will price an order for shares of a Class at the NAV of the Class next computed after the order is accepted by an authorized dealer or the dealer’s authorized designee.  The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent
To purchase shares of the Funds directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Account Application, or by a wire transfer of funds as described below.  All checks must be in U.S. dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders.  The Funds reserve the right to reject any application.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:	For regular mail, please send to:
Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Payment by Wire
If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

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Shareholder Information                                                                                                                                              -42-                                                                                                          Purchasing, Exchanging & Selling Fund Shares

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:          [Fund name], [name of Class]

[Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of the Funds through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Funds depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information
The Transfer Agent credits shares to your account and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Funds’ shares.

You may also purchase shares of each Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Exchanging Your Shares

You may exchange your shares of any Class of any Fund for shares of the same Class of any other series of the Trust.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

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You may also redeem shares by mailing or delivering instructions to the Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Transfer Agent or the signature must be guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions
You may establish telephone redemption privileges by checking the appropriate box on the account application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees or a signature validation from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Special Factors Regarding Telephone Redemptions
The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

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Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redemption Payments
Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Funds reserve the right to pay any redemption proceeds in whole or in part by distributing securities held by the Funds instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts
If the value of your investment in a Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Funds will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Policy On Disruptive Trading

Each Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Funds’ trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  The Funds reserve the right to modify these policies at any time without shareholder notice.  In particular, the Funds or the Distributor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Funds currently consider any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

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Despite the efforts of the Trust and the Distributor to prevent disruptive trading within the Funds and the adverse impact of such activity, there is no guarantee that the Funds’ policies and procedures will be effective.  Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse effects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Funds, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Funds.  If a financial intermediary establishes an omnibus account with a Fund, the Distributor is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading.  Consequently, the Distributor may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity.  Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Funds’ financial intermediaries under which each intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their disruptive trading policies.

To the extent that the Funds or their agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Funds’ portfolios, and may result in the Funds engaging in certain activities to a greater extent than they otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase a Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategies.

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit a Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).

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Shareholder Information                                                                                                                                               -46-                                                                                                         Purchasing, Exchanging & Selling Fund Shares

Dividends and Distributions

The Funds expect to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Funds automatically reinvest dividends and capital gain distributions in additional shares at the relevant NAV on the reinvestment date unless you have previously requested cash payment in writing to the Transfer Agent.  If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current relevant NAV, and to reinvest all subsequent distributions.

Any dividend or distribution paid by a Fund has the effect of reducing its NAVs on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Funds will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Funds will inform you annually of the amount and nature of their distributions.

Dividends and interest earned by the Funds may be subject to withholding and other taxes imposed by foreign countries.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Funds will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of a Fund’s shares for shares of any other series of the Trust will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Funds.

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Shareholder Information                                                                                                                                             -47-                                                                                                                                                     Dividends and Taxes

INDEX DESCRIPTIONS

The Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East.  The Index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Morgan Stanley Capital International World (“MSCI World”) Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets throughout the world, including the United States.  This Index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) Index with gross dividends is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance in emerging markets throughout the world.  This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

The S&P Developed Ex-U.S. Small Cap Index is the Small Cap and Developed Markets component of S&P’s Broad Market Index (BMI).  The BMI is the most broadly defined all-country benchmark in the S&P index family and includes Small, Mid and Large Cap stocks in Developed and Emerging Markets.

Direct investment in an index is not possible.

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Shareholder Information                                                                                                                                              -48-                                                                                                                                                        Index Descriptions

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Funds since commencement of operations.  Certain information reflects financial results for a single Class share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information presented in the tables below for the periods ended September 30, 2011 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.  Prior to the periods ended September 30, 2011, the information in the tables below was audited by the Funds’ previous independent registered public accounting firm.  Because the International Small Cap Fund recently commenced operations, it does not have a financial performance record.  Financial information for the fiscal period ending March 31, 2012 will be included in the Fund’s Semi-Annual Report, which will be available upon request free of charge after May 31, 2012.

Brandes Institutional International Global Equity Fund – Class I Shares

For a Class I capital share outstanding throughout each period	Year Ended September 30,		October 6, 2008# through September 30,
	2011	2010	2009
Net asset value, beginning of period	$21.76	21.24	$20.00
Income from investment
operations:
Net investment income	0.51 (3)	0.42 (3)	0.39
Net realized and unrealized
gain on investments	(1.53)	0.48	0.94
Total from investment operations	(1.02)	0.90	1.33
Less distributions:
From net investment income	(0.44)	(0.38)	(0.09)
From net realized gain	(1.08)	—	—
Total distributions	(1.52)	(0.38)	(0.09)
Net asset value, end of period.	$19.22	21.76	$21.24
Total Return	(5.51)%	4.28%	6.72	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$36.4	41.0	$37.4
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.44%	1.41%	1.80	%(2)
After fees waived and expenses absorbed or recouped	1.00%	1.00%	1.00	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.86%	1.59%	1.66	%(2)
After fees waived and expenses absorbed or recouped	2.30%	2.00%	2.46	%(2)
Portfolio turnover rate	23.94%	16.87%	4.06	%(1)
______________________
(1)	Not Annualized
(2)	Annualized
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
#	Commenced operations on October 6, 2008.

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Shareholder Information                                                                                                                                               -49-                                                                                                                                                   Financial Highlights

Brandes Institutional Global Equity Fund – Class E Shares

For a Class E capital share outstanding throughout each period	Year Ended September 30,		October 6, 2008# through September 30,
	2011	2010	2009
Net asset value, beginning of
period	$21.73	21.25	$20.00
Income from investment
operations:
Net investment income	0.51 (3)	0.37 (3)	0.40
Net realized and unrealized
gain on investments	(1.59)	0.50	0.94
Total from investment operations	(1.08)	0.87	1.34
Less distributions:
From net investment income	(0.44)	(0.39)	(0.09)
From net realized gain	(1.08)	—	—
Total distributions	(1.52)	(0.39)	(0.09)
Net asset value, end of period.	$19.13	21.73	$21.25
Total Return	(5.80)%	4.08%	6.77	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$—	0.1	$0.1
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.69%	1.41%	1.83	%(2)
After fees waived and expenses absorbed or recouped	1.25%	1.20%	1.20	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.62%	1.57%	1.67	%(2)
After fees waived and expenses absorbed or recouped	2.05%	1.78%	2.30	%(2)
Portfolio turnover rate	23.94%	16.87%	4.06	%(1)

(1)	Not Annualized
(2)	Annualized
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
#	Commenced operations on October 6, 2008.

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Shareholder Information                                                                                                                                               -50-                                                                                                                                                   Financial Highlights

Brandes Institutional Global Equity Fund – Class S Shares

For a Class S capital share outstanding throughout each period	January 31, 2011# through September 30,
	2011
Net asset value, beginning of period	$22.34
Income from investment
operations:
Net investment income	0.29	(3)
Net realized and unrealized
gain (loss) on investments	(3.44)
Total from investment operations	(3.15)
Less distributions:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period.	$19.19
Total Return	(14.10	)%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$—
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.69	%(2)
After fees waived and expenses absorbed or recouped	1.25	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.61	%(2)
After fees waived and expenses absorbed or recouped	2.05	%(2)
Portfolio turnover rate	23.94	%(1)
____________________
(1)	Not Annualized.
(2)	Annualized.
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
#	Commenced operations on January 31, 2011.

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Shareholder Information                                                                                                                                               -51-                                                                                                                                                   Financial Highlights

Brandes Institutional International Equity Fund – Class I Shares
(prior to October 1, 2008 – an unnamed share class)

For a Class I capital share outstanding throughout each period	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.92	$15.24	$17.43	$26.51	$24.73
Income from investment
operations:
Net investment income	0.40 (1)	0.32 (1)	0.26	0.61	0.40
Net realized and unrealized
gain (loss) on investments	(1.98)	(0.38)	(0.80)	(5.95)	3.98
Total from investment operations	(1.58)	(0.06)	(0.54)	(5.34)	4.38
Less distributions:
From net investment income	(0.35)	(0.26)	(0.47)	(0.45)	(0.32)
From net realized gain	—	—	(1.18)	(3.29)	(2.28)
Total distributions	(0.35)	(0.26)	(1.65)	(3.74)	(2.60)
Net asset value, end of period.	$12.99	$14.92	$15.24	$17.43	$26.51
Total Return	(10.95)%	(0.37)%	(0.88)%	(23.42)%	18.65%
Ratios/supplemental data:
Net assets, end of period (millions)	$454.7	$771.7	$867.0	$764.4	$1,067.4
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.14%	1.13%	1.16%	1.13%	1.12%
After fees waived and expenses absorbed or recouped	1.14%	1.13%	1.16%	1.13%	1.12%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.58%	2.19%	2.27%	2.76%	1.61%
After fees waived and expenses absorbed or recouped	2.58%	2.19%	2.27%	2.76%	1.61%
Portfolio turnover rate	4.99%	29.15%	19.86%	26.40%	29.06%
_________________________
 (1)  Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.

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Brandes Institutional International Equity Fund – Class E Shares

For a Class E capital share outstanding throughout each period	Year Ended September 30,		October 6, 2008# through September 30,
	2011	2010	2009
Net asset value, beginning of period	$14.91	15.24	$16.03
Income from investment
operations:
Net investment income	0.37 (3)	0.33 (3)	0.32
Net realized and unrealized
gain (loss) on investments	(1.96)	(0.40)	0.54
Total from investment operations	(1.59)	(0.07)	0.86
Less distributions:
From net investment income	(0.35)	(0.26)	(0.47)
From net realized gain	—	—	(1.18)
Total distributions	(0.35)	(0.26)	(1.65)
Net asset value, end of period.	$12.97	14.91	$15.24
Total Return	(11.04)%	(0.44)%	7.78	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$4.4	0.9	$0.1
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.32%	1.19%	1.16	%(2)
After fees waived and expenses absorbed or recouped	1.32%	1.19%	1.16	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.40%	2.36%	2.21	%(2)
After fees waived and expenses absorbed or recouped	2.40%	2.36%	2.21	%(2)
Portfolio turnover rate	4.99%	29.15%	19.88	%(1)
____________________
(1)	Not Annualized.
(2)	Annualized.
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
#	Commenced operations on October 6, 2008.

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Shareholder Information                                                                                                                                           -53-                                                                                                                                                       Financial Highlights

Brandes Institutional International Equity Fund – Class S Shares

For a Class S capital share outstanding throughout each period	January 31, 2011# through September 30,
	2011
Net asset value, beginning of period	$15.74
Income from investment
operations:
Net investment income	0.26	(3)
Net realized and unrealized
gain (loss) on investments	(3.00)
Total from investment operations	(2.74)
Less distributions:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period.	$13.00
Total Return	(17.41	)%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$—
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.30	%(2)
After fees waived and expenses absorbed or recouped	1.30	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.54	%(2)
After fees waived and expenses absorbed or recouped	2.54	%(2)
Portfolio turnover rate	4.99	%(1)
____________________
(1)	Not Annualized.
(2)	Annualized.
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
#	Commenced operations on January 31, 2011.

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Shareholder Information                                                                                                                                          -54-                                                                                                                                                        Financial Highlights

Brandes Institutional Emerging Markets Fund – Class I Shares

For a Class I capital share outstanding throughout each period	January 31, 2011# through September 30,
	2011
Net asset value, beginning of period	$10.00
Income from investment
operations:
Net investment income	0.15	(2)
Net realized and unrealized
gain (loss) on investments	(2.29)
Total from investment operations	(2.14)
Less distributions:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period.	$7.86
Total Return	(21.40	)%(1)(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$71.9
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.36%
After fees waived and expenses absorbed or recouped	1.12%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.13%
After fees waived and expenses absorbed or recouped	2.38%
Portfolio turnover rate	94.70	%(1)

(1)	Not Annualized.
(2)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	The Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines.
#	Commenced operations on January 31, 2011.

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Shareholder Information                                                                                                                                           -55-                                                                                                                                                       Financial Highlights

Brandes Institutional Emerging Markets Fund – Class S Shares

For a Class S capital share outstanding throughout each period	January 31, 2011# through September 30,
	2011
Net asset value, beginning of period	$10.00
Income from investment
operations:
Net investment income	0.14	(3)
Net realized and unrealized
gain (loss) on investments	(2.29)
Total from investment operations	(2.15)
Less distributions:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period.	$7.85
Total Return	(21.50	)%(1)(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$38.4
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.61	%(2)
After fees waived and expenses absorbed or recouped	1.37	%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.88	%(2)
After fees waived and expenses absorbed or recouped	2.13	%(2)
Portfolio turnover rate	94.70	%(1)
____________________
(1)	Not Annualized.
(2)	Annualized.
(3)	Net Investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	The Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines.
#	Commenced operations on January 31, 2011.

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Shareholder Information                                                                                                                                         -56-                                                                                                                                                        Financial Highlights

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Funds without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

Table of Contents - Equity Prospectus

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Funds’ annual and semi-annual reports to shareholders contain detailed information on the Funds’ investments.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

Brandes Institutional Funds
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811- 8614

________________

BRANDES
________________

Brandes Institutional Core Plus Fixed Income Fund
Class I – BCPIX
Class E – BCPEX
Class S* – BCPSX

Brandes Credit Focus Yield Fund
Class I – BCFIX
Class S – BCFSX

Prospectus

January 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

*Class S Shares of the Brandes Institutional Core Plus Fixed Income Fund have not yet commenced operations and are not available for purchase.

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Table of Contents - Fixed Income Prospectus

SUMMARY SECTION

Brandes Institutional Core Plus Fixed Income Fund

Investment Objective
The Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund” or “the Fund”) seeks to maximize long-term total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Plus Fund.

	Class I	Class E	Class S
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.00%	0.25%
Other expenses
Shareholder Service Fees	0.05%	0.25%	0.00%
Other Expenses	0.88%	0.88%	0.88%
Total Other Expenses	0.93%	1.13%	0.88%

Total Annual Fund Operating Expenses(1)	1.28%	1.48%	1.48%
Less Fee Waiver and/or Expense Reimbursement	-0.78%	-0.78%	-0.78%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.50%	0.70%	0.70%
(1)                The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund.  Class I shares of the Fund are subject to annual shareholder servicing fees of up to 0.05% of average daily net assets; however during the fiscal year ended September 30, 2011, the Fund only charged 0.02% of average daily net assets for shareholder servicing fees.

(2)           The Advisor has contractually agreed to limit the Core Plus Fund’s Class I, Class E and Class S annual operating expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2013: 0.50%, 0.70% and 0.70%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Core Plus Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$51	$329	$627	$1,477
Class E	$72	$391	$734	$1,702
Class S	$72	$391	$734	$1,702

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Summary  Section                                  -3-

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.18% of the average value of its portfolio.

Principal Investment Strategies
The Core Plus Fund invests predominantly in U.S. dollar-denominated debt securities.  These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities.  The Core Plus Fund may invest up to 25% of its total fixed income assets, measured at the time of purchase, in non-U.S. dollar securities and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.  Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt securities for the Core Plus Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Core Plus Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Core Plus Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

Principal Investment Risks
Because the values of the Core Plus Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Core Plus Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.

•
Debt/Fixed Income Securities Risk – As with most fixed income funds, the income on and value of your shares in the Core Plus Fund will fluctuate along with interest rates.  When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Derivatives Risk – The Core Plus Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

•
Foreign and Emerging Markets Securities Risk – Investing in foreign securities poses additional risks.  The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the issuers of these securities are located.  Emerging markets countries involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar.

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Summary  Section                                      -4-

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Non-Investment Grade (Junk Bond) Securities Risk – Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Core Plus Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

Performance
The following performance information shows you how the Core Plus Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table that follows compares the Fund’s returns over time to broad-based securities indices.  The bar chart and table assumes reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Funds will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

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Summary  Section                                 -5-

Best Quarter	Q3	2009	7.55%
Worst Quarter	Q3	2008	-8.97%

Brandes Institutional Core Plus Fixed Income Fund
Average Annual Total Returns
For the period ending December 31, 2011
Brandes Institutional Core Plus Fixed Income Fund	1 Year	Since Inception (December 28, 2007)
Class I Shares
Return Before Taxes	4.89%	4.46%
Return After Taxes on Distributions	2.46%	2.15%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	2.46%
Class E Shares
Return Before Taxes	4.68%	4.24%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.45%
Barclays Capital U.S. Intermediate Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.37%	6.42%

Class I shares commenced operation on December 28, 2007.  Class E shares commenced operation on May 28, 2008.  “Since Inception” returns are provided since inception of Class I shares on December 28, 2007.  Performance shown for the Class E shares prior to May 28, 2008 reflects the performance of the Class I shares adjusted to reflect Class E expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only and after-tax returns for other Classes will vary.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2007
David J. Gilson, CFA	Associate Portfolio Manager/Analyst and Fixed Income Investment Committee Member	2007

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Core Plus Fixed Income Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

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Summary  Section                                  -6-

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary  Section                                  -7-

SUMMARY SECTION

Brandes Credit Focus Yield Fund

Investment Objective
The Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund” or the “Fund”) seeks total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Focus Yield Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other expenses(2)	2.11%	2.11%
Total Annual Fund Operating Expenses	2.61%	2.86%
Less Fee Waiver and/or Expense Reimbursement	-1.91%	-1.91%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%

(1)
The Advisor has contractually agreed to limit the Credit Focus Yield Fund’s Class I and Class S annual operating expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through February 1, 2013: 0.70% and 0.95%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps measured at the time of reimbursement.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Credit Focus Yield Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$72	$629
Class S	$97	$705

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Summary  Section                                          -8-

Portfolio Turnover
The Credit Focus Yield Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Credit Focus Yield Fund invests primarily in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.  The Fund may also make investments in U.S. and foreign mortgage-backed securities, collateralized mortgage obligations, asset-backed debt securities and other forms of debt obligations and income producing securities, including but not limited to preferred stock, and loan participations and assignments.  The Credit Focus Yield Fund may invest up to 30% of its total fixed income assets, measured at the time of purchase, in non-U.S. dollar securities and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt Fund’s securities for the Credit Focus Yield Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Credit Focus Yield Fund may invest in instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Credit Focus Yield Fund invests in securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

Principal Investment Risks
Because the values of the Credit Focus Yield Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Credit Focus Yield Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Bank Debt Risk – Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.

•
Debt/Fixed Income Securities Risk – As with most fixed income funds, the income on and value of your shares in the Credit Focus Yield Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Derivatives Risk – The Credit Focus Yield Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Table of Contents - Fixed Income Prospectus
Summary  Section                                  -9-

•
Equity Market Risk – The Credit Focus Yield Fund may invest in preferred stocks.  The values of equity securities fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign and Emerging Markets Securities Risk – Investing in foreign securities poses additional risks.  The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Credit Focus Yield Fund invests.  Emerging markets countries involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Non-Investment Grade (Junk Bond) Securities Risk – Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Credit Focus Yield Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

•	U.S. Government Obligations Risk – U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

Performance
The following performance information provides some indication of the risks of investing in the Credit Focus Yield Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Credit Focus Yield Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Table of Contents - Fixed Income Prospectus
Summary  Section                                     -10-

Brandes Credit Focus Yield Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2009	17.43%
Worst Quarter	Q3	2008	-13.78%

Brandes Credit Focus Yield Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Credit Focus Yield Fund Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.06%	3.96%	6.10%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Class S Shares
Return Before Taxes	4.06%	3.96%	6.10%
Barclays Capital U.S. Intermediate Credit Index (reflects no deduction for fees, expenses or taxes)	5.37%	6.21%	5.79%

More on the Credit Focus Yield Fund’s Performance
             Prior to February 1, 2012, the Advisor managed a private investment fund with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Credit Focus Yield Fund.  The performance information shown for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund, which were lower than the Credit Focus Yield Fund’s Class I and Class S current net expenses.  The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect Class I and Class S expenses, the performance would have been lower and Class S performance would have differed from Class I performance.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2012

Table of Contents - Fixed Income Prospectus
Summary  Section                                     -11-

Portfolio Managers	Position with Advisor	Managed the Fund Since:
David J. Gilson, CFA	Associate Portfolio Manager/Analyst and Fixed Income Investment Committee Member	2012

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Credit Focus Yield Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Fixed Income Prospectus
Summary  Section                                     -12-

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Core Plus Fund’s and Credit Focus Yield Fund’s investment objective is to seek to maximize long-term total return, consisting of both current income and capital appreciation.  The Core Plus Fund’s investment objective is fundamental and may only be changed with shareholder approval.  The Credit Focus Yield Fund’s investment objective is not fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

Investment Policies

Core Plus Fund

The Core Plus Fund invests primarily in debt securities.  Generally, substantially all of the Core Plus Fund’s assets are invested in such securities.

The Advisor generally uses the principles of value investing to analyze and select debt securities for the Core Plus Fund’s investment portfolio.  These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates.  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors.  The Advisor may also employ other types of analysis in assessing the attractiveness of a security, relying upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although the Fund uses an index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the index from time to time.

The Core Plus Fund invests in a diversified portfolio (generally approximately 60-150 positions) of debt securities.  These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund limits its exposure to any single issuer of a security to 5% of the Fund’s total fixed income assets, cash and cash equivalents measured at the time of purchase – except that there is no limit on U.S. Treasury obligations and a limit of 30% of total Fund assets on the direct obligations of any single U.S. agency.

The Core Plus Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Advisor to be of comparable quality, to be investment grade.  At least 75% of the Fund’s debt securities must be investment grade, measured at the time of purchase.  Non-investment grade debt securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

The Core Plus Fund may invest in debt instruments of any maturity.  The Advisor primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.  While the average portfolio duration of the Fund typically will vary, the duration of the Fund’s portfolio is generally expected to be within a 20% margin (higher or lower) of the duration of the Fund’s benchmark index.  Other than in periods of unusual market conditions, which could continue for an extended period, this margin will normally be within 10% of the duration of the Fund’s benchmark index.

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Investment Objectives, Policies & Risks                                         -13-

The Core Plus Fund may invest up to 25% of its total fixed income assets in non-U.S. dollar securities.  The Fund may invest in new issue and mortgage-backed securities on a “when issued” basis (known as “TBA securities”).  An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually one or two months after investment, upon which the investment is settled.  Under normal circumstances, the investment never settles.  Rather, in the month of settlement, the commitment to accept delivery is “rolled” forward to a subsequent month.  This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security.

Consider investing in the Core Plus Fund if you:
•	want regular income with potential returns in excess of the returns of the Barclays Capital U.S. Aggregate Bond Index
•	want professional portfolio management
•	are investing for long-term goals

The Core Plus Fund is not appropriate for anyone seeking a short-term investment.

Credit Focus Yield Fund

The Credit Focus Yield Fund invests primarily in debt securities.  The Advisor will generally use the principles of value investing to analyze and select income producing securities for the Credit Focus Yield Fund’s investment portfolio.  These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates.  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors.  The Advisor may also employ other types of analysis in assessing the attractiveness of a security, relying upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although the Fund uses an index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the index from time to time.

The Credit Focus Yield Fund invests in a diversified portfolio (generally approximately 60-150 positions) of income producing securities.  These include but are not limited to debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, U.S. and foreign mortgage-backed securities, collateralized mortgage obligations, asset-backed debt securities, preferred stock, and loan participations and assignments.  The Fund limits its exposure to any single issuer of a security to 10% of the Fund’s total fixed income assets, cash and cash equivalents measured at the time of purchase – except that there is no limit on U.S. Treasury obligations and a limit of 30% of total Fund assets on the direct obligations of any single U.S. agency.

Table of Contents - Fixed Income Prospectus
Investment Objectives, Policies & Risks                                        -14-

The Credit Focus Yield Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Advisor to be of comparable quality, to be investment grade.  At least 50% of the Fund’s debt securities must be investment grade, measured at the time of purchase.  Non-investment grade debt securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

The Credit Focus Yield Fund may invest in debt instruments of any maturity.  The Advisor primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.  While the average portfolio duration of the Fund typically will vary, the duration of the Fund’s portfolio is generally expected to be within a 20% margin (higher or lower) of the duration of the Fund’s benchmark index.

Consider investing in the Credit Focus Yield Fund if you:
•	want regular income with potential returns in excess of the returns of the Barclays Capital U.S. Intermediate Credit Bond Index
•	want professional portfolio management
•	are investing for long-term goals

The Credit Focus Yield Fund is not appropriate for anyone seeking a short-term investment.

Both Funds

Value Investing
The Advisor uses some of the general principles of the Graham and Dodd value investing approach as introduced in the classic book Security Analysis, and applies them to fixed income.  The Advisor seeks to purchase a diversified group of securities which are undervalued, i.e. trading at prices which its research indicates is well below their long-term “intrinsic” values.  Rather than focusing on the safest issuers with the strongest measures of ability to repay debt, the value principles used by the Advisor lead it to focus on securities which in its opinion offer not only an attractive stream of income but also the potential for price gains as the market price adjusts to a level more consistent with the Advisor’s long-term expectations.  In a number of cases, the issuers of such value securities may be experiencing financial distress varying from mild to quite severe, the extent of which the Advisor expects will lessen over time.  Such “value securities” may pose a higher risk of default or exhibit higher price volatility until the issues related to the issuer’s financial distress are better understood by the market or are ultimately resolved.

Derivative Instruments
The Funds may, but are not required to, use derivative instruments for risk management purposes or otherwise as part of each Fund’s investment strategies.  Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).  Each Fund typically will use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

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Investment Objectives, Policies & Risks                                      -15-

Short-Term Investments
Each Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, a Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions
Each Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information (“SAI”).  Certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Sale of Portfolio Securities
The Advisor will typically sell a security from a Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of a Fund’s portfolio or to meet requirements for redemption of Fund shares.  At the time of purchase, the Advisor generally intends for a Fund to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.  If a Fund has “when issued” activity, its portfolio turnover can be as high as 200%-600% per year; excluding rolling activity, the turnover will typically be 50%-100% per year.

Principal Risks of Investing in the Funds

The Advisor will apply the investment techniques described above in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  The value of your investment in a Fund will fluctuate, which means you could lose money.  You should consider an investment in a Fund as a long-term investment.

Interest Rate Risk
The income generated by debt securities owned by a Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by a Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk
Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by a Fund may decline in response to adverse developments with respect to the issuer.  In addition, a Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell.  Each Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g., options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk
As a result of its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), each Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities.  High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund’s ability to sell its high yield securities.  If the issuer of a security is in default with respect to interest payments or principal payments, a Fund may lose its entire investment in the security.

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Investment Objectives, Policies & Risks                                         -16-

Mortgage Risk
Mortgage-related securities are subject to certain additional risks.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Foreign Securities Risks
Investments in foreign securities involve special risks.  Investments in securities issued by entities outside the United States may be affected by conditions affecting local or regional political, social or economic instability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.  Because each Fund may invest in securities payable in foreign (non-U.S.) currencies, each Fund is also subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing a Fund’s return.

Emerging Markets and Related Risks
Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, investors may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which a Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Derivative Risks
Each Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, a Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, a Fund’s use of derivatives may increase the taxes payable by shareholders.

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Investment Objectives, Policies & Risks                                         -17-

Portfolio Turnover Risk
The Funds are actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from a Fund’s performance.  Additionally, due to the institutional nature of the shareholders in each Fund, redemption requests could be large.  In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to taxable shareholders.

Asset-Backed Risk
The Credit Focus Yield Fund may invest in various types of asset-backed securities, which are typically collateralized by a claim on the loan repayments made by a group of individual borrowers.  These loans may include non-prime mortgages, student loans, and other types of loans (see the Statement of Additional Information for a description of asset-backed securities).  The values of these securities may be highly sensitive to the frequency with which borrowers are late on making their payments or the frequency at which they default, as well as the likelihood that generally weaker economic conditions might cause additional repayment delays and defaults in the future.  There may be insufficient collateral backing the securities, causing the note holder to lose principal as a result.

Bank Debt Risks
The Credit Focus Yield Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes.  These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks.  The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties.  Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI.  The most recent information about each Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

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Investment Objectives, Policies & Risks                                         -18-

FUND MANAGEMENT

Each Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P. (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2011, the Advisor managed approximately $32.8 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Funds, including determining which securities are bought and sold.  The Advisor also provides certain officers for the Trust.  For its services, the Advisor receives a percentage of each Fund’s average annual net assets, payable on a monthly basis from each Fund at the following annual rates: Core Plus Fund—0.35% and Credit Focus Yield Fund—0.50%  For the fiscal year ended September 30, 2011, the Advisor waived its entire management fees for the Core Plus Fund.

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the operating expenses of each Class do not exceed the following percentages of the Fund’s average daily net assets shown in the table below (the “Expense Caps”).  For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class I	Class E	Class S
Core Plus Fund	0.50%	0.70%	0.70%
Credit Focus Yield Fund	0.70%	N/A	0.95%

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement with respect to a Class of shares of a Fund will be repaid by the Fund to the Advisor before the end of the third full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of that Class to exceed the Class’ Expense Cap for the fiscal year in which the waived or reimbursed expenses were incurred or any lower expense cap in effect at the time of the reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the Core Plus Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual reports to shareholders for the period ending March 31, 2011.  A discussion regarding the basis for the Board of Trustees’ approval of the Credit Focus Yield Fund’s investment advisory agreement with the Advisor will be available in the Fund’s semi-annual reports to shareholders for the period ending March 31, 2012.

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Fund Management                                                                                                                                                       -19-                                                                                                                                                The Investment Advisor

Portfolio Managers

Each Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.  All investment decisions for the Funds are the joint responsibility of the Advisor’s Fixed Income Investment Committee (the “Fixed Income Committee”).  The members of the Committee are Charles S. Gramling, CFA and David J. Gilson, CFA.

The Funds’ SAI has more information about the Fixed Income Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Charles Gramling, CFA	Core Plus Fund Since 2007 Credit Focus Yield Fund Since 2012
Charles S. Gramling, CFA
Director of Fixed Income
Chuck is head of the Fixed Income Group and a member of the Fixed Income Investment Committee.  Before joining Brandes, he was a senior vice president and portfolio manager with Scudder Kemper Investments (which later became Deutsche Asset Management), where he primarily managed insurance, reinsurance, co-mingled fixed income portfolios, and led teams of investment professionals dedicated to monitoring and trading various sectors of the fixed income market. Prior to that, Chuck provided accounting and financial management services to the portfolio companies of the Polaris Group, a mezzanine finance company. Chuck also has public accounting experience. He earned his BS in accounting from Marquette University and is a member of the Milwaukee Investment Analyst Society. He has 18 years of investment experience.

Director of Fixed Income, Brandes Investment Partners 2004 – Present
Fixed Income Portfolio Manager, Brandes Investment Partners 1999-2004

Years on Fixed Income Investment Committee:  12

David Gilson, CFA	Core Plus Fund Since 2007 Credit Focus Yield Fund Since 2012
David J. Gilson, CFA
Associate Portfolio Manager/Analyst
Dave is an associate portfolio manager and analyst for the Brandes Fixed Income Group. He is also a member of the Fixed Income Investment Committee.  Before joining Brandes, Dave was a consultant to corporations in turnaround situations and was the CFO of a small consumer product business. He has worked as a bond analyst covering high yield media & telecommunications credits at Fleet Securities and BancAmerica Robertson Stephens.  He was also an associate fund manager and senior analyst responsible for high yield funds and an equity hedge fund at American Express Financial Advisors. Dave earned his BBA from Baylor University and is a member of the Milwaukee Investment Analyst Society. He has 23 years of investment experience.

Fixed Income Associate Portfolio Manager/Analyst, Brandes Investment Partners 2002 – Present
President, VALUE Restoration, Inc. 2001 - 2002
Chief Financial Officer, James Page Brewing Company 1999-2000

Years on Fixed Income Investment Committee:  9

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Fund Management                                                                                                                                                       -20-                                                                                                                                                      Portfolio Managers

Certain Prior Advisor Performance

The following table sets forth composite performance data relating to the historical performance of private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Core Plus Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Core Plus Fund.  Investors should not consider this performance data as an indication of future performance of the Core Plus Fund or of the Advisor.

The composite performance data shown below were calculated in accordance with Global Investment Performance Standards (“GIPS”™)*.  The composite includes all actual, fee-paying and non-fee-paying, fully discretionary private accounts (other than “wrap fee” program accounts) with assets of $1 million or more managed for at least one month by the Advisor (as well as one pooled account in each composite which was fully funded at inception) for the periods indicated below that have investment objectives, policies, strategies and risks substantially similar to those of the Core Plus Fund.  Cash and equivalents are included in the performance returns.

All composite returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses.  Gross returns do not give effect to investment advisory fees, which would reduce such returns.  Net returns are shown net of the Fund’s Class I shares’ total annual fund operating expenses, as shown in the “Summary Section” of this Prospectus.  All returns are net of brokerage commissions, execution costs and any applicable foreign withholding taxes, without provision for federal or state income taxes (if any).

The private accounts that are included in the composite are not subject to the same types of expenses to which the Core Plus Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code.  Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

GIPS standards for the calculation of total return differ from the standards required by the Securities and Exchange Commission for calculation of average annual total return.  Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

_______________________
*GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

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Fund Management                                                                                                                                                        -21-                                                                                                                                          Prior Advisor Performance

Brandes Core Plus Fixed Income Composite Accounts

		Brandes Core Plus Fixed Income Composite Accounts Calendar Quarterly Returns							Barclays Capital U.S. Aggregate Index (1)
Year		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	#Accts	$mil	YTD
2011	NET	2.08%	1.97%	-0.14%	1.26%	5.25%	12	$224	7.84
	GROSS	2.15	2.04	-0.06	1.13	5.55
2010	NET	4.50	2.17	4.56	0.80	12.53	14	$225	6.54
	GROSS	4.58	2.24	4.64	0.87	12.86
2009	NET	-1.19	10.70	8.98	2.85	22.59	15	196.0	5.93
	GROSS	-0.95	10.88	9.20	3.04	23.57
2008	NET	-1.41	-0.62	-9.62	-5.81	-16.59	14	145.9	5.24
	GROSS	-1.22	-0.42	-9.43	-5.62	-15.92
2007	NET	1.53	-0.70	1.40	1.46	3.72	13	178.6	6.97
	GROSS	1.72	-0.51	1.59	1.66	4.53
2006	NET	0.60	0.32	3.70	2.08	6.84	4	36.1	4.33
	GROSS	0.81	0.54	3.89	2.41	7.83
2005	NET	-0.29	3.01	-0.11	0.29	2.89	2	24.2	2.43
	GROSS	-0.08	3.22	0.10	0.50	3.76
2004	NET	2.49	-1.36	3.53	1.95	6.70	2	23.4	4.34
	GROSS	2.70	-1.16	3.75	2.16	7.60
2003	NET	2.32	7.21	1.15	2.14	13.33	1	4.9	4.10
	GROSS	2.54	7.44	1.37	2.35	14.30
2002	NET	-0.73	1.26	2.43	2.51	5.55	1	7.3	10.25
	GROSS	-0.52	1.48	2.65	2.73	6.45
2001	NET	3.36	0.66	3.50	0.50	8.22	1	6.9	8.44
	GROSS	3.57	0.88	3.72	0.71	9.14
2000	NET	2.05	1.77	2.84	2.65	9.65	1	5.4	11.63
	GROSS	2.27	1.97	3.00	2.81	10.43

Brandes Core Plus Fixed Income Composite Accounts
Annualized Returns for Periods Ending December 31, 2011
		1 Year	3 Years	5 Years	7 Years	10 Years	Since Inception (12/31/99)
NET	Brandes Core Plus Fixed Income Composite Accounts	5.25%	13.42%	4.97%	5.09%	6.25%	6.78%
	Barclays Capital U.S. Aggregate Index (1)	7.84%	6.77%	6.50%	5.60%	5.78%	6.47%
	Relative Performance	-2.59%	6.65%	-1.53%	-0.51%	0.47%	0.31%

GROSS	Brandes Core Plus Fixed Income Composite Accounts	5.55%	13.75%	5.28%	5.42%	6.60	7.12%
	Barclays Capital U.S. Aggregate Index (1)	7.84%	6.77%	6.50%	5.60%	5.78%	6.47%
	Relative Performance	-2.29%	6.98%	-1.22%	-0.18%	0.82%	0.65%

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Fund Management                                                                                                                                                        -22-                                                                                                                                          Prior Advisor Performance

(1)      The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.  The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors.  The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.  The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.  The index is a total return index which reflects the price changes and interest of each bond in the index.  Please note that all indices are unmanaged and are not available for direct investment.

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Fund Management                                                                                                                                                        -23-                                                                                                                                         Prior Advisor Performance

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Funds’ administrator, fund accountant and transfer and dividend disbursing agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Funds’ distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the custodian of each Fund’s assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Funds’ other service providers.

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Fund Management                                                                                                                                                      -24-                                                                                                                                                 Other Service Providers

SHAREHOLDER INFORMATION

Description of Classes

The Core Plus Fund offers three classes of shares – Class I shares, Class E shares, and Class S shares.  The Credit Focus Yield Fund offers two classes of shares – Class I shares and Class S shares.

Class I Shares
Class I shares are designed primarily for proprietary accounts of institutions such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations.  Class I shares for the Core Plus Fund are subject to annual shareholder servicing fees of up to 0.05% of average daily net assets, but not Rule 12b-1 fees.  Class I shares for the Credit Focus Yield Fund are not subject to shareholder servicing fees or Rule 12b-1 fees.

Class E and Class S Shares
Class E and Class S shares are designed primarily for accounts maintained through Financial Intermediaries.  Class E shares impose annual shareholder servicing fees of up to 0.25% of average daily net assets.  Class S shares impose annual Rule 12b-1 fees of up to 0.25% of average daily net assets.  Because the overall expense ratios for Class E and Class S are the same, each Financial Intermediary will determine the most suitable class structure depending on its own fee arrangements.  Class S shares for the Core Plus Fund are currently not available for purchase.

Shareholder Service Plan
The Core Plus Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I and Class E shareholders of the Fund.  Because these fees are paid out of the assets attributable to the Fund’s Class I and Class E shares, over time they will increase the cost of your investment in such shares.  Annual shareholder servicing fees under the plan are up to 0.05% and 0.25% of the average daily net assets attributable to Class I and Class E shares, respectively, of the Fund.

Distribution Plan
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows each Fund to pay fees to broker-dealers for certain distribution-related services provided to Class S shareholders.  Because these fees are paid out of the assets attributable to each Fund’s Class S shares, over time they will increase the cost of your investment in such shares.  Annual distribution fees under the plan are up to 0.25% of the average daily net assets attributable to Class S shares of each Fund.

Additional Payments to Dealers
The Advisor may pay amounts from its own resources, and not as an additional charge to the Fund, to certain financial institutions in connection with the sale and/or distribution of the Fund’s shares or the retention and/or servicing of the Fund’s shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees or distribution fees payable by the Fund.  Because these payments are not made by shareholders or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Who May Invest in the Fund

The Funds sell shares only to certain institutional investors and financial intermediaries.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

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Shareholder Information                                                                                                                                           -25-                                                                                                                 Class Description and Pricing Fund Shares

  Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Funds include Trustees of the Trust, officers and employees of the Advisor, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The Funds sell shares of each Class without a sales charge at the next net asset value per share (“NAV”) of the Class computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

The NAV of a Class of shares of a Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class:

NAV =	Total Assets - Liabilities Number of Shares Outstanding

Each Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Each Fund calculates its NAV for each Class once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Funds may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares.  As a result, each Fund’s NAVs may change on days when you will not be able to purchase or redeem Fund shares.

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Shareholder Information                                                                                                                                               -26-                                                                                                                 Class Description and Pricing Fund Shares

Fair Value Pricing
Each Fund has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Trust calculates the Fund’s share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Funds attempt to establish the price that they might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Minimum Initial Investment

The minimum initial investment in each Class of the Funds is generally $1 million.  There is no minimum subsequent investment.  The Distributor may waive the minimum investment for financial intermediaries and other institutions making continuing investments in the Funds on behalf of underlying investors and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer
You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  Each Fund will price an order for shares of a Class at the NAV of the Class next computed after the order is accepted by an authorized dealer or the dealer’s authorized designee.  The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent
To purchase shares of each Fund directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Account Application, or by a wire transfer of funds as described below.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Funds do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders.  Each Fund reserves the right to reject any application.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

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Shareholder Information                                                                                                                                              -27-                                                                                                          Purchasing, Selling & Exchanging Fund Shares

For overnight delivery, please send to:	For regular mail, please send to:
Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Payment by Wire
If you are making your first investment in a Fund, before you wire funds, the Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:	Brandes [Fund Name], [name of Class]
[Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of a Fund through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in a Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information
The Transfer Agent credits shares to your account or the account maintained on your behalf by your plan sponsor, broker-dealer, or other financial intermediary, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of a Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which a Fund may legally purchase and are consistent with the Fund’s investment objectives and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

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Shareholder Information                                                                                                                                                -28-                                                                                                        Purchasing, Selling & Exchanging Fund Shares

Exchanging Your Shares

You may exchange your shares of any Class of a Fund for shares of the same Class of any other series of the Trust.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of a Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Transfer Agent and the signature must be guaranteed.  The price you will receive for Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions
You may establish telephone redemption privileges by checking the appropriate box on the account application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees or a signature validation from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Special Factors Regarding Telephone Redemptions
The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

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Shareholder Information                                                                                                                                              -29-                                                                                                         Purchasing, Selling & Exchanging Fund Shares

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redemption Payments
Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Trust reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts
If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

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Shareholder Information                                                                                                                                               -30-                                                                                                         Purchasing, Selling & Exchanging Fund Shares

Policy on Disruptive Trading

Each Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of a Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor each Fund’s trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  Each Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, each Fund or the Distributor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of a Fund or the Distributor, actual or potential harm to a Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Trust currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Trust and the Distributor to prevent disruptive trading within a Fund and the adverse impact of such activity, there is no guarantee that the Trust’s policies and procedures will be effective.  Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in a Fund, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within a Fund.  If a financial intermediary establishes an omnibus account with a Fund, the Distributor is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading.  Consequently, the Distributor may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity.  Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which each intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that a Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategies.

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Shareholder Information                                                                                                                                              -31-                                                                                                          Purchasing, Selling & Exchanging Fund Shares

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international securities markets can allow a shareholder engaging in a short duration strategy to exploit the Funds’ share prices that are based on closing prices of securities established some time before a Fund calculates its own share price (typically 4:00 p.m. Eastern time).  In addition, to the extent a Fund significantly invests in high yield bonds, because these securities are often infrequently traded, investors may seek to trade shares of a Fund in an effort to benefit from their understanding of the value of these securities.  Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

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Shareholder Information                                                                                                                                              -32-                                                                                                          Purchasing, Selling & Exchanging Fund Shares

Dividends and Distributions

Each Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

Each Fund automatically reinvests dividends and capital gain distributions in additional shares at the relevant NAV on the reinvestment date unless you have previously requested cash payment in writing to the Transfer Agent.  If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the current relevant NAV, and to reinvest all subsequent distributions.

Any such cash payment or distribution paid by the Fund has the effect of reducing its NAVs on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by a Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of a Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  Each Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by each Fund may be subject to withholding and other taxes imposed by foreign countries.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  Each Fund will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from a Fund.

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Shareholder Information                                                                                                                                              -33-                                                                                                                               Dividends, Distributions and Taxes

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

The Barclays Capital U.S. Intermediate Credit Bond Index (formerly known as the Lehman Brothers U.S. Intermediate Credit Bond Index) is an unmanaged index consisting of U.S. dollar denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

Direct investment in an index is not possible.

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Shareholder Information                                                                                                                                              -34-                                                                                                                               Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Core Plus Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information presented in the tables below for the period ended September 30, 2011 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.  Prior to the period ended September 30, 2011, the information in the tables below was audited by the Funds’ previous independent registered public accounting firm.  Because the Credit Focus Yield Fund recently commenced operations, it does not have a financial performance record.  The Core Plus Fund’s Class S shares have not commenced operations and therefore do not have a financial performance record.

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Financial Highlights                                                                                                                                                     -35-                                                                                                                                                            Core Plus Fund

Brandes Institutional Core Plus Fixed Income Fund
Class I Shares

For a Class I capital share outstanding throughout the period	Year Ended September 30,			December 28, 2007*
	2011	2010	2009	Through September 30, 2008
Net asset value, beginning of period	$9.65	$8.95	$8.69	$10.00
Income from investment operations:
Net investment income	0.49 (4)	0.56 (4)	0.49	0.44
Net realized and unrealized loss on investments	(0.12)	0.64	0.25	(1.33)
Net increase from payments by affiliates	—	—	—	0.02
Total from investment operations	0.37	1.20	0.74	(0.87)
Less distributions:
From net investment income	(0.50)	(0.50)	(0.48)	(0.44)
From net realized gains	(0.17)	—	—	—
Total distributions	(0.67)	(0.50)	(0.48)	(0.44)
Net asset value, end of period	$9.35	$9.65	$8.95	$8.69
Total return	3.94%	13.73%	9.07%	(9.00	)%(1) (3)
Ratios/supplemental data:
Net assets, end of period (millions)	$23.2	$24.8	$23.9	$4.7
Ratio of expenses to average net assets
Before expense reimbursement/waiver	1.25%	1.25%	2.20%	7.93	%(2)
After expense reimbursement/waiver	0.50%	0.50%	0.50%	0.50	%(2)
Ratio of net investment income to average net assets
Before expense reimbursement/waiver	4.36%	5.25%	4.27%	(1.39	)%(2)
After expense reimbursement/waiver	5.11%	6.00%	5.97%	6.04	%(2)
Portfolio turnover rate	91.18%	150.89%	22.06%	404.25	%(1)

(1)	Not Annualized.
(2)	Annualized.
(3)
In 2008, 0.21% of the Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines.  Excluding this item, total return would have been (9.21)%.

(4)	Net investment income per share has been calculated based on average shares outstanding during the period.
*	Commenced operations on December 28, 2007.

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Financial Highlights                                                                                                                                                     -36-                                                                                                                                                           Core Plus Fund

Brandes Institutional Core Plus Fixed Income Fund
Class E Shares

For a Class E capital share outstanding throughout the period	Year Ended September 30,			May 28, 2008*
	2011	2010	2009	Through September 30, 2008
Net asset value, beginning of period	$9.66	$8.96	$8.70	$9.99
Income from investment operations:
Net investment income	0.47 (4)	0.54 (4)	0.47	0.24
Net realized and unrealized gain/(loss) on investments	(0.12)	0.64	0.25	(1.31)
Net increase from payments by affiliates	—	—	—	0.02
Total from investment operations	0.35	1.18	0.72	(1.05)
Less distributions:
From net investment income	(0.48)	(0.48)	(0.46)	(0.24)
From net realized gains	(0.17)	—	—	—
Total distributions	(0.65)	(0.48)	(0.46)	(0.24)
Net asset value, end of period	$9.36	$9.66	$8.96	$8.70
Total return	3.72%	13.47%	8.86%	(10.62	)%(1) (3)
Ratios/supplemental data:
Net assets, end of period (millions)	$3.8	$2.7	$0.96	$0.02
Ratio of expenses to average net assets
Before expense reimbursement/waiver	1.48%	1.48%	1.84%	7.19	%(2)
After expense reimbursement/waiver	0.70%	0.70%	0.70%	0.70	%(2)
Ratio of net investment income to average net assets
Before expense reimbursement/waiver	4.12 (2)	5.02%	4.81%	2.05	%(2)
After expense reimbursement/waiver	4.90%	5.80%	5.95%	8.54	%(2)
Portfolio turnover rate	91.18%	150.89%	22.06%	404.25	%(1)

(1)	Not Annualized.
(2)	Annualized.
(3)
In 2008, 0.20% of the Fund’s total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines.  Excluding this item, total return would have been (10.82)%.

(4)	Net investment income per share has been calculated based on average shares outstanding during the period.
*	Commenced operations on May 28, 2008.

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Financial Highlights                                                                                                                                                     -37-                                                                                                                                                           Core Plus Fund

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

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For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual/Quarterly Reports:
The Funds’ annual, semi-annual and quarterly reports to shareholders contain detailed information on each Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional Funds
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811-8614.

________________

BRANDES
________________

Separately Managed Account Reserve Trust

SMARX

Prospectus

January 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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Separately Managed Account Reserve Trust

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SUMMARY SECTION

Separately Managed Account Reserve Trust

Investment Objective
The Separately Managed Account Reserve Trust (the “Fund”) seeks to maximize long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (fees paid from Fund assets)
Management Fees(1)(3)	0.55%
Other Expenses(2)(3)	0.32%
Total Annual Fund Operating Expenses(3)	0.87%
Less Fee Waiver and/or Expense Reimbursement(3)	-0.87%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.00%

(1)           The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.  The amount under “Management fees” reflects the estimated amount of fees that would be attributable to advisory services if the Advisor charged the Fund for its services.

(2)           The Fund does not pay any other ordinary expenses.  The amount under “Other expenses” reflects the estimated amount of operating expenses of the Fund which would be paid if the fees were not paid by the Advisor.

(3)            Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor, or certain other persons or entities.  The Advisor has agreed to pay or reimburse all expenses of the Fund other than extraordinary expenses.  See “Shareholder Information.”

Example
This Example illustrates the amount of expenses you could incur if the Advisor charged the Fund for its services.  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.16% of the average value of its portfolio.

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Summary Section                                                                                                                                                            -3-                                                                                                                                                       Fees and Expenses

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.  Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requirements for redemption of Fund shares.

Principal Investment Risks
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.

•
Debt/Fixed Income Securities Risk – As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates.  When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Derivatives Risk – The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

•
Foreign Securities Risk – Investing in foreign securities poses additional risks.  The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the issuers of these securities are located.

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•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Non-Investment Grade (Junk Bond) Securities Risk – Below investment grade debt securities (commonly known as “high yield bonds” or “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

Performance
The following information shows you how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund since its inception.  The table below compares the Fund’s total return over time to broad-based indices.  The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.brandesinstitutionalfunds.com.

Separately Managed Account Reserve Trust
Year-by-Year Total Returns as of December 31, 2011

Best Quarter	Q2	2009	20.91%
Worst Quarter	Q3	2008	-16.44%

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Summary Section                                                                                                                                                            -5-                                                                                                                                                       Fees and Expenses

Separately Managed Account Reserve Trust
Average Annual Total Returns
For periods ending December 31, 2011
Separately Managed Account Reserve Trust	1 Year	5 Years	Since Inception (October 3, 2005)
Return Before Taxes	4.75%	4.45%	5.10%
Return After Taxes on Distributions	2.47%	1.59%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	3.08%	2.02%	2.62%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.03%
Barclays Capital U.S. Intermediate Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.37%	6.21%	5.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2007
David J. Gilson, CFA	Associate Portfolio Manager/Analyst and Fixed Income Investment Committee Member	2007

Purchase and Sale of Fund Shares
In most cases, purchase and redemption orders are effected based on instructions from the wrap program advisor (in its capacity as investment advisor or sub-advisor to the applicable wrap account) to the broker-dealer who executes trades for the account.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Transfer Agent, by telephone at (800) 395-3807, either directly or through an appropriate clearing agency.  The Fund has no maximum or minimum initial investment requirements.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Fund’s investment objective is to maximize long-term total return.  The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

Investment Policies

The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of debt securities.

The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over relatively risk-free U.S. Treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.  The Advisor’s fixed income strategy values debt securities using a bottom-up security selection process based on fundamental credit analysis and cash flow valuation.  Its fixed income process relies upon the principles of Graham & Dodd as set forth in their classic work Security Analysis.  These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates.  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The assessment of intrinsic value is based upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although the Fund uses the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the Index from time to time.

The Fund invests primarily in a wide variety of debt securities.  These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund limits its exposure to a single issuer of a security to 5% of the Fund’s total assets measured at the time of purchase (with the exception of obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities), and limits its exposure to any single third party guarantor to 10% of the Fund’s total assets, measured at the time of purchase, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The Fund invests in both investment grade securities and non-investment grade securities (also known as “high yield bonds” or “junk bonds”).  The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Advisor to be of comparable quality, to be investment grade.  The Fund may invest up to 60% of its total assets, measured at the time of purchase, in high yield securities when the Advisor believes such securities offer attractive yield premiums relative to other securities of similar credit quality and interest rate sensitivity.  These securities may be rated as low as D (securities in default of payment of interest and/or principal) or not rated.

The Advisor will not invest more than 25% of the Fund’s total assets, measured at the time of purchase, in securities of issuers in any one industry (other than the U.S. Government, its agencies and instrumentalities).  The Fund will not invest more than 60% of its total assets, measured at the time of purchase, in securities that trade and make payments in foreign (non-U.S.) currencies.  The Fund may hedge its exposure to fluctuations in the value of currencies.

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Investment Objective, Strategies & Risks                                                                                                                         -7-

The Fund may, but is not required to, use derivative instruments for risk management purposes or otherwise as part of its investment strategies.  Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).   The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

The Fund may invest in instruments of any maturity.  The Advisor primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.  The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.

Selling Portfolio Securities
The Fund sells portfolio securities when the Advisor determines that a security has reached its intrinsic value, the Advisor’s research process identifies a significantly better investment opportunity, or the Advisor’s assessment of the security’s intrinsic value declines.  The Fund may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund.  At the time of purchase the Advisor generally intends to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.

The Fund will from time to time invest in new issue, mortgage-backed securities on a “when issued” basis (known as “TBA securities”).  An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually one or two months after investment, upon which the investment is settled.  Under normal circumstances, the investment never settles.  Rather, in the month of settlement, the commitment to accept delivery is “rolled” forward to a subsequent month.  This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security. This accounting increases the stated turnover of the Fund even though the Fund’s position with respect to the TBA security is largely unchanged.  If the Fund includes the rolling activity, the Fund’s portfolio turnover will typically be 150%-300% per year.  Excluding the rolling activity, the turnover will typically be 50%-100% per year.

Short-Term Investments
The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions
The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information (“SAI”).  Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

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Investment Objective, Strategies & Risks                                                                                                                         -8-

Consider investing in the Fund if you:
•  want regular income;
•  want professional portfolio management; and
•  are investing for long-term goals.

The Fund is not appropriate for anyone seeking a short-term investment.

Principal Risks of Investing in the Fund

The Advisor will apply the investment techniques described above in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Interest Rate Risk
The income generated by debt securities owned by the Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk
Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.  In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Investments in foreign securities, derivatives (e.g. options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk
As a result of its investments in high yield securities and unrated securities of similar credit quality, the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment in the security.

Mortgage Risk
Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

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Investment Objective, Strategies & Risks                                                                                                                         -9-

Foreign Securities Risks
Investments in foreign securities involve special risks.  Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.  Investments in securities issued by entities outside the United States may also be affected by conditions affecting local or regional political, social or economic stability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.

Derivative Risks
The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, the Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Portfolio Turnover Risk
The Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases the Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

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Investment Objective, Strategies & Risks                                                                                                                        -10-

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P. (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2011, the Advisor managed approximately $32.8 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Advisor does not charge the Fund for its services.  A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report for the period ended March 31, 2011.

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.  All investment decisions for the Fund are the joint responsibility of the Advisor’s Fixed Income Investment Committee (“Committee”).  The members of the Committee are Charles S. Gramling, CFA and David J. Gilson, CFA.  The Committee reviews the research and trade recommendations provided to it by members of the Advisor’s Fixed Income Group.  The members of the Committee discuss the recommendations with the Fixed Income Group and make purchase and sell decisions based upon a unanimous vote of the voting members of the Committee.  The SAI has more information about the Committee, including information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Portfolio Managers	Length of Service with the Fund	Business Experience During the Past Five Years

Charles Gramling, CFA	Since 2005
Charles S. Gramling, CFA
Director of Fixed Income
Chuck is co-head of the Fixed Income Group and a member of the Fixed Income Investment Committee. Prior to joining Brandes, he was a senior vice president and portfolio manager with Scudder Kemper Investments (which later became Deutsche Asset Management), where he primarily managed insurance, reinsurance, and co-mingled fixed income portfolios, and led teams of investment professionals dedicated to monitoring and trading various sectors of the fixed income market. Prior to that, Chuck provided accounting and financial management services to the portfolio companies of the Polaris Group, a mezzanine finance company. Chuck also has public accounting experience. He earned his BS in accounting from Marquette University and is a member of the Milwaukee Investment Analyst Society. He has 17 years of investment experience.

Director of Fixed Income, Brandes Investment Partners 2005 – Present
Fixed Income Portfolio Manager, Brandes Investment Partners 1999-2004

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Fund Management                                                                                                                                                        -11-

Portfolio Managers	Length of Service with the Fund	Business Experience During the Past Five Years
David Gilson, CFA	Since 2005
David J. Gilson, CFA
Associate Portfolio Manager/Analyst
Dave is an associate portfolio manager and analyst for the Brandes Fixed Income Group. He is also a member of the Fixed Income Investment Committee.  Prior to joining Brandes, Dave was a consultant to corporations in turnaround situations and was the CFO of a small consumer product business. Previously, he was a bond analyst covering high yield media & telecommunications credits at Fleet Securities and BancAmerica Robertson Stephens. Dave was also an associate fund manager and senior analyst responsible for high yield funds and an equity hedge fund at American Express Financial Advisors. He earned his BBA from Baylor University and is a member of the Milwaukee Investment Analyst Society. He has 22 years of investment experience.

Fixed Income Associate Portfolio Manager/Analyst, Brandes Investment Partners 2002 – Present
President, VALUE Restoration, Inc. 2001 – 2002
Chief Financial Officer, James Page Brewing Company 1999-2001

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Fund’s administrator, fund accountant and transfer and dividend disbursing agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Fund’s distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Fund’s other service providers.

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Fund Management                                                                                                                                                        -12-

SHAREHOLDER INFORMATION

Who May Invest in the Fund

Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor.  The Board of Trustees may from time to time allow other persons or entities to purchase shares of the Fund, including employee benefit plans, Trustees of the Fund and employees of the Advisor.  The Fund intends to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and by purchasing shares each investor agrees to any such redemption.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”).  The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV =	Total Assets-Liabilities Number of Shares Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Fund may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Fair Value Pricing
The Fund has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities and certain foreign securities  may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

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Shareholder Information                                                                                                                                               -13-

Purchasing and Adding to Your Shares

Purchases through Your Wrap Program
In most cases, purchase and redemption orders are effected based on instructions from the wrap program advisor (in its capacity as investment advisor or sub-advisor to the applicable wrap account) to the broker-dealer who executes trades for the account.  The Fund will process purchase and redemption orders at the NAV next calculated after the broker-dealer receives the order on behalf of the account.  Orders received by the broker-dealer prior to 4:00 p.m. Eastern Time on a day when the New York Stock Exchange is open for trading will be processed at that day’s NAV, even if the order is received by the Transfer Agent after the Fund’s NAV has been calculated that day.  The Fund reserves the right to cancel an order for which payment is not received from a broker-dealer by the third business day following the order.

Purchase Procedures
Shares must be purchased through a wrap program sponsor or a broker-dealer designated by such sponsor.  The Fund has no maximum or minimum initial investment requirements.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase order to the Transfer Agent, (800) 395-3807, either directly or through an appropriate clearing agency.  The sponsor or broker-dealer submitting an order to purchase shares must arrange to have federal funds wired to the Transfer Agent.  Wiring instructions may be obtained by calling (800) 395-3807.

Other Purchase Information
The Transfer Agent credits shares to an account maintained on your behalf by the sponsor or broker-dealer, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

Selling Your Shares

How to Redeem Shares
The sponsor or broker-dealer acting on behalf of an eligible client must submit a redemption order to the Transfer Agent, (800) 395-3807, either directly or through an appropriate clearing agency.

Redemption Payments
You may redeem shares of the Fund at any time, without cost, at the NAV next determined after the Transfer Agent receives your redemption order.  Redemption proceeds will normally be sent by wire within seven days after receipt of the redemption request.  Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund will generally be paid by check.

In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

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Shareholder Information                                                                                                                                               -14-

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).  As all purchase and redemption orders are initiated by the wrap program advisor or sub-advisor, wrap account clients are not in a position to effect purchase and redemption orders and are not able to directly trade in Fund shares.  However, because the Fund is designed to be a component of wrap accounts that also invest in securities and other investments at the direction of the wrap program’s advisor or sub-advisor, shares of the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new funds, or to accommodate reductions in account sizes, and the Fund is managed in a manner consistent with its role in such wrap accounts.

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Distributor may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse effects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Dividends and Distributions

The Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically pays dividends and capital gains distributions in cash on the record date for the dividend or capital gain distribution (each such date, a “Record Date”) unless the Fund has been notified by the Advisor to make such payments in additional shares at the NAV on the Record Date.

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Shareholder Information                                                                                                                                               -15-

Any such cash payment or distribution paid by the Fund has the effect of reducing the NAV on the applicable Record Date by the amount of the dividend or distribution.  If you purchase shares shortly before the applicable Record Date, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Fund will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The SAI contains information about taxes.  Consult your own advisors about federal, state and local taxation of distributions from the Fund.

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INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

The Barclays Capital U.S. Intermediate Credit Bond Index (formerly known as the Lehman Brothers U.S. Intermediate Credit Bond Index) is an unmanaged index consisting of U.S. dollar denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

Direct investment in an index is not possible.

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Financial Highlights                                                                                                                                                     -17-

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information presented in the tables below for the period ended September 30, 2011 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.  Prior to the period ended September 30, 2011, the information in the tables below was audited by the Funds’ previous independent registered public accounting firm.

Separately Managed Account Reserve Trust

For a capital share outstanding throughout the period	Year Ended September 30,
	2011	2010	2009	2008		2007
Net asset value, beginning of period	$8.46	$7.46	$6.97	$9.61		$9.87
Income (Loss) from investment operations:
Net investment income	0.52 (2)	0.60 (2)	0.64	0.81		0.69
Net realized and unrealized gain/(loss) on investments	(0.12)	0.97	0.47	(2.63)		(0.27)
Net increase from payments by affiliates	—	—	—	0.01		—
Total from investment operations	0.40	1.57	1.11	(1.81)		0.42
Less dividends and distributions:
Dividends from net investment income	(0.54)	(0.57)	(0.62)	(0.81)		(0.68)
Dividends from net realized gain	—	—	—	(0.02)		—
Total dividends and distributions	(0.54)	(0.57)	(0.62)	(0.83)		(0.68)
Net asset value, end of period	$8.32	$8.46	$7.46	$6.97		$9.61
Total return	4.61%	21.81%	18.25%	(20.15	)%(3)	4.22%
Ratios/supplemental data:
Net assets, end of period (millions)	$142.4	$158.49	$157.56	$154.58		$142.50
Ratio of net expenses to average net assets (1)	0.00%	0.00%	0.00%	0.00%		0.00%
Ratio of net investment income to average net assets (1)	5.98%	7.53%	10.15%	9.28%		7.27%
Portfolio turnover rate	56.16%	36.90%	40.53%	157.66%		230.69%
(1)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)
The Fund’s total return includes voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines.  This item had an impact of less than 0.005% on the SMART Fund’s total return.

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Financial Highlights                                                                                                                                                     -18-

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and SAI. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds
Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

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B:  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds
AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

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BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

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Bonds
AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

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U.S. Tax-Exempt Municipals
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Commercial Paper
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard &
Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

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Municipal Bond Ratings
AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

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Commercial Paper
A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

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PN-1

For more information about the Separately Managed Account Reserve Trust, the following documents are available free upon request:

Annual/Semi-annual/Quarterly Reports:
The Fund’s annual, semi-annual and quarterly reports to shareholders contain detailed information on the Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional Funds
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811-8614.

STATEMENT OF ADDITIONAL INFORMATION

Dated January 31, 2012

BRANDES INVESTMENT TRUST

Brandes Institutional Core Plus Fixed Income Fund
Brandes Credit Focus Yield Fund
Brandes Institutional Global Equity Fund
Brandes Institutional International Equity Fund
Brandes Institutional Emerging Markets Fund
Brandes International Small Cap Equity Fund
Separately Managed Account Reserve Trust

Brandes Investment Trust (the “Trust”) is an open-end, management company.  This Statement of Additional Information (“SAI”) contains additional information about the seven series of the Trust referred to above (each, a “Fund” and collectively, the “Funds”).  The Funds may be referred to throughout this SAI as follows:  Brandes Institutional Core Plus Fixed Income Fund (“Core Plus Fund”); Brandes Credit Focus Yield Fund (“Credit Focus Yield Fund”); Brandes Institutional Global Equity Fund (“Global Equity Fund”); Brandes Institutional International Equity Fund (“International Equity Fund”); Brandes Institutional Emerging Markets Fund (“Emerging Markets Fund”); Brandes International Small Cap Equity Fund (“International Small Cap Fund”); and Separately Managed Account Reserve Trust (“SMART Fund”).  The Core Plus Fund, Credit Focus Yield Fund and SMART Fund, together, are referred to as the “Fixed Income Funds.”  Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Funds.  Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds offer certain classes of shares as indicated in the chart below.  This SAI relates to all such classes.

Fund	Class I	Class E	Class S	Unnamed Class
Core Plus Fund	♦ BCPIX	♦ BCPEX	♦ BCPSX
Credit Focus Yield Fund	♦ BCFIX		♦ BCFSX
Global Equity Fund	♦ BGVIX	♦ BGVEX	♦ BGVSX
International Equity Fund	♦ BIIEX	♦ BIEEX	♦ BIISX
International Small Cap Fund	♦ BISMX		♦ BISSX
Emerging Markets Fund	♦ BEMIX		♦ BEMSX
SMART Fund				♦ SMARX

This SAI is not a prospectus, and it should be read in conjunction with the Funds’ prospectuses (each a “Prospectus” and collectively, the “Prospectuses”) dated January 31, 2012.  Certain information is incorporated herein by reference to each Fund’s 2011 Annual Report to shareholders under “Financial Statements.”  Copies of the Funds’ Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge from the Funds by visiting the website at www.brandesinstitutionalfunds.com, by writing 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-331-2979.

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TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on July 6, 1994 and is an open-end management investment company.  The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series.  The Trust currently consists of four series offering different classes as indicated below.

The Core Plus Fund commenced operations offering Class I shares on December 28, 2007.  Class E shares of the Fund commenced operations on May 28, 2008.  As of the date of this SAI, the Fund has not yet begun to offer Class S shares.

The Credit Focus Yield Fund is expected to commence operations offering Class I and Class S shares on February 1, 2012.

The Global Equity Fund, offering both Class I and Class E shares, commenced operations on October 6, 2008.  On January 31, 2011, the Fund began offering Class S shares.

The International Equity Fund commenced operations on January 2, 1997 and the original shares were designated as Class I shares on October 6, 2008.  Class E shares of the Fund commenced operation on October 6, 2008.  On January 31, 2011, the Fund began offering Class S shares.

International Small Cap Fund is expected to commence operations offering Class I and Class S shares on February 1, 2012.

The Emerging Markets Fund, commenced operations on August 20, 1996 as a private investment fund.  On January 31, 2011, the Fund reorganized into an investment company under the 1940 Act as a series of the Trust and began offering both Class I and Class S shares.

The SMART Fund commenced operations on October 3, 2005.

INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of each of the Funds’ principal investment strategies as set forth in each Fund’s respective Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Recent Events

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

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The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Funds cannot predict the effect of geopolitical events in the future on the U.S. or other economies and securities markets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, volcanic activity wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could impair the ability of issuers in which the Funds invest to conduct their businesses in a normal manner.  Adverse weather conditions may also have a particularly significant negative effect on issuers in certain sectors, such as the agricultural sector and insurance companies that insure against the impact of natural disasters.

Average Maturity and Duration Calculations

Average Maturity.  The portfolio average maturity of a Fund’s fixed income portfolio will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security.  For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation.  Average life is normally used when trading mortgage backed securities and asset backed securities.

Duration.  One common measure of the price volatility of a fixed income security is modified duration.  Modified duration is derived from weighted term-to-maturity and can vary from zero to the time-to-maturity of the security.  Duration is a complex formula that utilizes cash flow and the market yield of the security.  Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity.  As the maturity of the security extends, the duration also extends but at a slower rate.  For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years.  However, the duration of any security that pays interest only at maturity is the term to maturity.  Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation.  These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity.  Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate.  Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate.  An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios.  The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario.

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The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value.  Effective duration is a much better indicator of price volatility than term to maturity.  For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years.  A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield).  However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

Borrowing

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).  The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged.  The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund.  Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

Collateralized Debt Obligations

The Fixed Income Funds may invest in collateralized debt obligations, which are a category of asset-backed securities that include collateralized bond obligations (“CBO’s”), collateralized loan obligations (“CLO’s”) and other similar structures.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDO’s may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO’s may use derivatives contracts to create  “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDO’s may charge management fees and administrative expenses, which are in addition to fees and expenses of the Fund.

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As with other asset backed securities, CDO’s typically issue multiple classes of securities which participate in varying degrees in the gains and losses associated with the assets held by the trust.  CDO securities can experience substantial losses due to defaults or market anticipation of increased levels of default in the underlying collateral. Holders of some CDO securities may have a greater risk of loss than would a holder of the underlying collateral. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CDO’s are privately offered and sold and are not registered under the securities laws. As a result, investments in CDO’s may be characterized by the Fund as illiquid securities.

Convertible Securities

The Funds may invest in convertible securities.  A convertible security is a bond which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock.)  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the insurer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Debt Obligations

The Funds, to the extent permitted by the Prospectus, may invest in corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  These instruments are used by companies to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

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Credit Ratings

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value.  The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Advisor will also monitor issuers of such securities. A summary of credit ratings is set forth in the prospectus.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the Advisor to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Advisor will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Advisor in accordance with established procedures in an amount sufficient to meet such commitments.

Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

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Derivative Instruments

A variety of derivate investment products (“financial instruments”) are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments.  The Advisor has not used such financial instruments in the past in managing securities portfolios, but will continue to evaluate the potential benefits of using them and may use them in managing Funds.

Each Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”).  These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of a Fund’s overall investment strategy.  Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund also may enter into swap agreements with respect to interest rates, securities indexes, credit default situations, and foreign currencies.  The Fixed Income Funds may also invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, each Fund may also use those instruments, provided that the Advisor determines that their use is consistent with the Fund’s investment objective.

The use of such financial instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some financial instruments may be traded.  In addition, recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation is not yet known and may not be known for some time.  Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves special risks, including the following:

•
Financial instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many financial instruments are complex, and successful use of them depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the Advisor’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in financial instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the financial instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the financial instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•
A Fund’s ability to close out or unwind a position in a financial instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the financial instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a financial instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the financial instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the financial instrument.

•
Certain financial instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the financial instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain financial instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many financial instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Liquidity risk exists when a particular financial instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain financial instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

•
Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

•
Financial instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain financial instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain financial instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of financial instruments involves transaction costs, which may be significant. Use of financial instruments also may increase the amount of taxable income to shareholders.

Foreign Currency Options

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Foreign Currency Transactions

Each Fund may enter into foreign currency transactions.  Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis.  Under normal circumstances, the Advisor expects that a Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price).  Each Fund generally will not enter into a forward contract with a term of greater than one year.  Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result.  Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

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At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds’ dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Government Obligations

The Fixed Income Funds may invest in foreign government obligations, which are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

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Foreign Investments

Each Fund’s Prospectus describes the extent to which a Fund may invest in securities of issuers organized or headquartered in foreign countries.  Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries deemed to be suitable by the Advisor.  A Fund may make foreign investments in issuers organized or headquartered in emerging countries.  A Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk.  A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.  For instance, because the International Equity Fund has a large percentage of its investments in Japan, the International Equity Fund’s performance is expected to be greatly affected by the economic and political conditions in Japan and geopolitical conditions in Asia and the Middle East in general.  The Japanese economy is characterized by government intervention and protectionism, and an unstable financial services sector.  International trade, government support of the financial services sector and other troubled sectors, consistent government policy, natural disasters, and geopolitical developments can significantly affect economic growth.  A significant portion of Japan’s trade is conducted with developing nations, almost all of which are in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations.

Emerging Markets Investments.  Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments.  Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries.  The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

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The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets.  Such volatility may be exacerbated by illiquidity.  The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market.  Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher price than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations.  To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income.  The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Market Characteristics.  Foreign securities in which a Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign bond markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

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The value of a Fund’s portfolio positions may also be adversely impacted by delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.  Furthermore, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Taxes.  The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.  Each Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

Futures Contracts and Options on Futures Contracts

Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, security indexes and currencies.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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Limitations on Use of Futures and Futures Options.  Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with established procedures (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, a Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs also affect the gain or loss.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

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When selling a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that are equal to the market value of the instruments underlying the contract.  Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.  When selling a put option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options.  The use of futures contracts and futures options involves a number of risks.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities reacted.  To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of a Fund’s holdings of municipal securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Derivatives.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Advisor’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

High Yield Bonds

The Fixed Income Funds may invest in high yield bonds.  Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities.

Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates, and the yields and market values of such securities fluctuate over time reflecting the market’s perception of credit quality and the outlook for economic growth.  However, high yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates and adverse issuer-specific developments.  In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates.  The risk of loss because of default by issuers of high yield securities is significantly greater because medium and lower-rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Their value and liquidity may also be diminished by adverse publicity and investor perceptions.  Also, legislative and regulatory developments may have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.  In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities.  Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value.  Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

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Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Advisor will consider the event in determining whether the Fund should continue to hold the security.

Hybrid Instruments

Each Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.  Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, each Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid and Restricted Securities

Each Fund may hold up to 15% of its net assets at the time of purchase in illiquid securities, including (1) securities with no readily available market; (2) securities subject to legal restrictions on resale because they have not been registered under the Securities Act of 1933 (“restricted securities”), other than Rule 144A securities noted below; (3) repurchase agreements having more than seven days to maturity; and (4) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

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Illiquid securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933 (the “1933 Act”) and which the Advisor has determined to be liquid based on the applicable trading markets.  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.  In recent years, a large institutional market has also developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale of an investment to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board has delegated the function of making day-to-day determinations of liquidity to the Advisor.  In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quantity of the issuer.

Inflation-Indexed Securities

The Fixed Income Funds may invest in inflation-indexed fixed income securities, which are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations.  The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (“TIPS”).  Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (“CPI”)).  The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years.  TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation.  However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.  However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

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The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.  In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”).  These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time.  As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.  There can be no assurance that investments in IPOs will improve a Fund’s performance.

Loan Participations and Assignments

The Fixed Income Funds may purchase participations in and assignments of commercial loans.  Such loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors.  Such indebtedness may be secured or unsecured and may be senior or subordinate to other obligations of the borrower.  Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

By purchasing a participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan.  The loan is administered by an agent bank or other financial intermediary acting as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

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When a Fund purchases a loan assignment, the Fund acquires direct rights against the borrower on the loan.  However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchase of an assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the assignment.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  Changes in market interest rates may cause a decline in the value of these investments.  Other factors, such as rating downgrades, credit deterioration, large downward movements in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.

Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.  If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. In the event of bankruptcy of the borrower, liquidation may not occur and the court may not give lenders the full benefit of their senior positions.  To the extent that a senior loan is collateralized by stock of the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

When purchasing loan participations, a Fund assumes not only the credit risk associated with the corporate borrower but may also assume the credit risk associated with an interposed bank or other financial intermediary.  A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.  The participation interests in which the Funds intends to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds.  For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is a conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Funds rely upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry.  For purposes of such limits, the Funds generally will treat the corporate borrower as the “issuer” of indebtedness held by the Funds.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  The Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitations on illiquid investments.  Investments in loan participation or loan assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Funds.

Mortgage-Related Securities

The Fixed Income Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to U.S. or foreign residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations.  The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.  Different types of these derivative securities are subject to different combinations of prepayment, extension, interest rate and other market risks.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years or longer, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Mortgage loan repayments may also be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, and a drop in the market prices of real estate. Prepayment rates of individual pools may vary widely.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

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Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Funds’ quality standards.

U.S. Mortgage Pass-Through Securities.  The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Other government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Private Mortgage Pass-Through Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

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Mortgage-related securities issued by certain private organizations may be offered through private placements that are restricted as to further sale, and there may be a limited market for such securities, especially where there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.  As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations (“CMOs”).  Fixed Income Funds may invest in CMOs.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Like other privately issued mortgage-related securities, there may be a limited market for CMOs, which therefore may be difficult to value. As indicated above, as a matter of operating policy, a Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

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Foreign Mortgage-Related Securities.  The Fixed Income Funds may invest in foreign mortgage-related securities.  Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

 Commercial Mortgage-Backed Securities.  The Fixed Income Funds may invest in commercial mortgage-backed securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage backed is relatively small compared to the market for residential single-family mortgage-backed securities. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically depends upon the cash flow generated by the operation of the related real estate. As a result, changes in economic conditions may have a greater impact on commercial mortgage-backed securities than on residential mortgage-related securities.

Stripped Mortgage-Backed Securities.  The Fixed Income Funds may invest in stripped mortgage-backed securities, which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (or “PO”). The yields to maturity on IO’s and PO’s are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage-Backed Securities.  The Fixed Income Funds may invest in adjustable rate mortgage-backed securities (sometimes referred to as “ARM securities”), which are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as “ARM’s”). Because the interest rates on ARM securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities. ARM’s generally specify that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM’s specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARM’s also may limit changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future payments. Borrowers under ARM’s experiencing negative amortization may take longer to build up their equity in the underlying property than conventional borrowers and may be more likely to default. ARM’s also may be subject to a greater rate of prepayments in a declining interest rate environment. Conversely, during a period of rising interest rates, prepayments on ARM’s might decrease.

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Other Mortgage-Related Securities.  The Fixed Income Funds may invest in other mortgage-related securities.  Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  These other mortgage-related securities may be debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Municipal Securities

The Fixed Income Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes (“municipal securities”).  In addition, the Fund may invest in issues of such entities that are taxable or not exempt from federal income taxes.  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Municipal securities may be issued to refinance outstanding obligations, to raise funds for general operating expenses and lending to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations.  They may also be issued to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

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A Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which a Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities.  Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value.  These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value.  Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons.  The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity.  The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes.  Even though income is accrued on a current basis, the Fund does not receive the income currently in cash.  Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities.  Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.  Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments.  The Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

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Municipal Lease Obligations.  Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.  A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations.  Short-term municipal obligations include the following:

•
Tax Anticipation Notes, which are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

•
Revenue Anticipation Notes, which are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

•	Bond Anticipation Notes, which normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

•	Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes.  Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.  The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Fund’s prospectus.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

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The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank.  Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest.  In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution.  Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with Puts Attached.  Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Private Activity and Industrial Development Bonds.  The Funds may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. They are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Obligations with Puts Attached

The Fixed Income Funds may invest in obligations with puts attached.  Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

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These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity.

Options on Securities and Indexes

Each Fund may purchase and sell both put and call options on securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.”  A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with established procedures in such amount are segregated).  A call option on an index is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with established procedures, in an amount equal to the contract value of the index.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Advisor in accordance with established procedures equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

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If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Before an exchange traded option is exercised or expired, it may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration date).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  Transactions in options on securities and on indexes are subject to a number of risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), a Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Other Asset Backed Securities

The Fixed Income Funds may invest asset-backed securities.  Asset-backed securities, unrelated to mortgage loans, represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as loans or receivables due from a number of different parties. These receivables can include but are not limited to credit card receivables, retail automobile installment sales contracts, home equity loans and lines of credit, student loans, airplane leases, and other equipment leases.  Payment of principal and interest on asset-backed securities may largely depend upon the cash flows generated by the assets backing the securities.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support, based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes -- liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

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Asset-backed securities are generally subject to the risks of the underlying assets and can be subject to certain additional risks including damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, and more rapid prepayment because of events affecting the collateral (such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates). If underlying obligations are repaid earlier than expected, the Fund may have to reinvest the proceeds from the securities at a lower interest rate.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Subordinated Securities.  The Fixed Income Funds may invest in securities which are subordinated to other securities in some manner as to the payment of principal and/or interest. In the case of securities issued by a trust, such as asset-backed and mortgage-backed securities, these securities may be subordinated to holders of more senior securities collateralized by the same pool of assets. Because holders of subordinate securities may have to absorb losses in greater proportion than holders of more senior securities, they may have greater risk than would holders of the underlying collateral.  The holders of subordinated securities typically are compensated with a higher stated yield than are the holders of more senior securities in exchange for accepting greater risk.  As a result, rating agencies tend to assign lower ratings to subordinate securities than they do to senior securities of the same trust or issuer.  The market for subordinate securities may be less liquid than is the case for more senior debt securities.

Other Investment Companies

Each Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor.  They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are not actively managed.  Rather, an ETF’s objective is to track the performance of a specified index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so.  As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile.  In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges.  The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer.  There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

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Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules.  Under the 1940 Act, a Fund may own an unlimited amount of any affiliated investment company.  It also may invest its assets in any unaffiliated investment company, subject to certain conditions, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company.  This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

Participatory Notes

The Global Equity, International, Emerging Markets and International Small Cap Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund.  Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.  There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Preferred Stock

The Funds may invest in preferred stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest in mortgages on real property and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of equity and mortgage REITs.  A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholder or unit holders at least 90% of its taxable income for each taxable year.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, variations in rental income and defaults by borrowers or tenants.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future.  The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities.  Repurchase agreements may be viewed as a type of secured lending.  The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities.  If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase.  However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year.  The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest.  A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.  The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser’s ability to sell the collateral might be restricted and the purchaser could suffer a loss if it were treated as an unsecured creditor.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

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Reserves

       Each Fund may establish and maintain reserves when the Advisor determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities.  The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

Reverse Repurchase Agreements

The Fixed Income Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks.  The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement.  Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Advisor.

Securities Lending

To realize additional income, each Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons.  Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily.  For the duration of the loan, the Fund will continue to receive the equivalent of the dividends or interest paid by the issuer on the securities loaned, and will receive proceeds from the investment of the collateral.  A Fund may pay reasonable administrative and custodial fees in connection with a loan of securities and may pay a negotiated portion of the income earned on the collateral to the borrower or a placing broker.  Each Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  Loans will only be made to persons deemed by the Advisor to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

Short-Term Investments

The Funds may at times invest in short-term securities either for temporary, defensive purposes or as part of their overall investment strategies.  These securities include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations.  A certificate of deposit is a short-term obligation of a commercial bank.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.  All these obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Advisor to be of comparable quality.  The values of these investments may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

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Structured Notes

Each Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Swap Agreements and Options on Swap Agreements

Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps.  The Fund may also enter into options on swap agreements (“swap options”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  As a matter of operating policy, the aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total asset at the time of purchase.

Each Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive either the full notional value in exchange for the reference obligation or the difference in value between the full notional value and the reference obligation.  As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

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A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Each Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with established procedures, to avoid any potential leveraging of a Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.  As a matter of operating policy, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.  Also as a matter of operating policy, each Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets.

Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Trust Preferred Securities

The Fixed Income Funds may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities.  Trust preferred securities represent interests in a trust formed by a parent company to finance its operations.  The trust sells preferred shares and invests the proceeds in debt securities of the parent.  This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities.  Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Treasury obligations differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

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U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association (d/b/a Fannie Mae) ("FNMA"), Federal Home Loan Mortgage Corporation (d/b/a Freddie Mac) ("FHLMC"), Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, Small Business Administration and Tennessee Valley Authority. Securities issued by these agencies and instrumentalities may have maturities from one day to 30 years or longer.  Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some (such as those of the Federal Home Loan Banks) are backed by the right of the issuer to borrow from the Treasury; others (such as those of FNMA) are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; and others (such as those of FHLMC) are supported only by the credit of the instrumentality.

U.S. government securities also include securities issued by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.

A guarantee of principal by an agency or instrumentality may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to its maturity.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  No government agency or instrumentality guarantees the market value of the securities it issues, and such market value will fluctuate in response to changes in interest rates.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Variable Rate and Floating Rate Demand Notes

The Fixed Income Funds may invest in variable and floating rate demand notes.  Variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.

The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

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Warrants

The Funds may invest in warrants.  A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued Securities

Each Fund may from time to time purchase securities on a “when-issued”, delayed delivery or forward commitment basis, generally in connection with an underwriting or other offering.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction.  Each Fund will segregate the liquid securities or cash in an amount at least equal to these commitments.  Typically, income may not accrue on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to the Funds in addition to the policies and restrictions discussed in the prospectuses.  The policies and restrictions listed below with respect to a Fund cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund.

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As a matter of fundamental policy, each Fund is diversified-- i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, no Fund may:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

5.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Funds may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

6.	Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements);

7.	Make investments for the purpose of exercising control or management; or

8.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Neither the Global Equity Fund, the International Equity Fund, the Emerging Markets Fund nor the International Small Cap Fund may:

1.	Make short sales of securities or maintain a short position, except for short sales against the box;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; or

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3.
Write put or call options, except that the Fund may (a) write covered call options on individual securities and on stock indices; (b) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (c) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations.

Operating Restrictions

Each Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board without shareholder approval.

No Fund may:

1.
Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.
Purchase (i) more than 3% of the total outstanding shares of another investment company, (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) shares of another registered investment company in an amount that would cause the Fund’s aggregate investment in all investment companies to be in excess of 10% of the value of the total assets of the Fund, except as permitted by federal and state law and regulations promulgated thereunder, and except that the Fund reserves the right to invest all of its assets in another investment company; or

3.	Hold more than 15% of its net assets in illiquid securities.

In addition, neither the Global Equity Fund, the International Equity Fund the Emerging Markets Fund nor the International Small Cap Fund may make any change to its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

PORTFOLIO TURNOVER

        The annual portfolio turnover rate indicates changes in the Funds’ portfolios, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Funds during the fiscal year.  A 100% portfolio turnover rate would occur if all the securities in the Funds’ portfolios, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.  Each Fund’s rate of portfolio turnover for the fiscal years ended September 30, 2011 and 2010 were as follows:

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	2011	2010
Core Plus Fund(1)	91.18%	150.89%
Global Equity Fund	23.94%	16.87%
International Equity Fund(2)	4.99%	29.15%
Emerging Markets Fund(3)	94.70%	N/A
SMART Fund	56.16%	36.90%
NOTE: The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.
(1) Portfolio turnover rates decreased in 2011 due to the Fund’s decreased activity in its mortgage roll strategy.
(2) Portfolio turnover rates decreased in 2011 due to a decrease in securities trading caused by economic conditions.
(3) The Emerging Markets Fund commenced operations on January 31, 2011.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•
To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made.  The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information.  Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Fund’s portfolio securities.  In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

The Funds disclose their portfolio holdings quarterly, in their annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.  The Funds may disclose their portfolio holdings publicly on their website within 15 days of each calendar quarter end.

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Registered investment companies that are sub-advised by the Advisor may be subject to different portfolio holdings disclosure policies, and neither the Board of Trustees nor the Advisor exercises control over such policies.  In addition, the Advisor’s separately managed account clients have access to their portfolio holdings and are not subject to the Trust’s Disclosure Policies and Procedures.  Certain of the Advisor’s separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to the Trust, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Trust.

Such disclosure may be made to service providers, rating and statistical organizations and other persons approved by the CCO only if the recipients of such information are subject to a confidentiality agreement that among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Funds’ CCO) determine that, under the circumstances, disclosure is in the best interests of the Funds’ shareholders. The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.

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MANAGEMENT

The Board is responsible for the overall management of the Trust’s business.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian and Transfer Agent.  The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 81)	Trustee	Since February 1995	Investment Fund Director.	7	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT1.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 69)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, since 2004.	7	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 71)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	7	The Endowment Fund; Salient Partners Absolute Return Fund.
Jean Carter 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 53)	Trustee	Since April 2008	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 58)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Funds.

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Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 54)	Trustee and President	Since June 2000	Director, Mutual Fund Services of the Advisor.	7	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	Trustee	Since July 2006	Executive Director of the Advisor	7	None

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 40)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 54)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
1      Trustees and officers of the Fund serve until their resignation, removal or retirement.
2      Not “interested persons” of the Trust as defined in the 1940 Act.
3
“Interested persons” of the Trust as defined in the 1940 Act.  Debra McGinty-Poteet is an interested person of the Trust because she is an officer of the Trust (President) and an employee of the Advisor.  Jeff Busby is an interested person of the Trust because he is the Executive Director of the Advisor.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, a Nominating Committee and an Audit Committee, which are discussed in greater detail below under “Board Committees.”  Currently, five of the seven Trustees are Independent Trustees, who are not affiliated with the Advisor, the principal underwriter, or their affiliates.  The Nominating Committee and Audit Committee are comprised entirely of Independent Trustees.  The Board has not appointed a Chairman, and its meetings are chaired by the President of the Trust, who is an employee of the Advisor.  Mr. Bowman acts as lead independent Trustee for purposes of chairing meetings of the Independent Trustees held in executive session without the presence of Trustees affiliated with the Advisor, which meetings are held quarterly and at such other times as the Independent Trustees deem necessary.  The Independent Trustees also are advised by independent legal counsel. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations.  The Board reviews its structure and the structure of its committees annually.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The current Trustees were selected with a view to establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies.  As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.  In addition, each of the Trustees has served on the Board for a number of years, and has gained substantial insight as to the operation of the Advisor and the Trust.

The Trustees were selected to join the Board based upon the following factors, among others:  character and integrity; willingness to service and to commit the time necessary to perform the duties of a Trustee; and as to a majority of the Board satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act.

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In addition to the information provided in the chart above, below is certain additional information concerning the professional experience of each Trustee. The information is not all-inclusive as relevant Trustee attributes also involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Mr. Bowman has significant investment and executive experience as Chief Investment Officer of SFERS and CALPERS (multi billion dollar public retirement systems) and in the management of bank trust departments. He has substantial board experience, serving on the boards of several other mutual funds and foundations.

Mr. Gaffney has substantial mutual fund and investment advisory experience. He has been an Independent Trustee of the Cutler Trust (mutual funds); President and CEO of an institutional fixed income management firm; Chief Investment Officer of a private bank; Executive Vice President and Chief Investment Officer of an insurance company; Chairman of a closed-end investment company; and Chairman, CEO and a fixed income Portfolio Manager of an institutional asset management firm.

Ms. Bonding has substantial financial services experience. Ms. Bonding is a lecturer on asset management matters for the University of Virginia and President of Capital Markets Institute, Inc., serving as a financial planner and investment advisor. She has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including John Nuveen & Co., Merrill Lynch, Frank Russell Co., and a Swiss Private Bank selling investment management services. She serves on the boards of several other investment management companies.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee.  These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Fitzgerald has substantial experience in public accounting as a Partner of PricewaterhouseCoopers primarily serving financial services companies.  He has also served as Chief Financial Officer of Pimco Advisors (a publicly traded asset manager and fund sponsor) and as Chief Financial Officer of National Retirement Partners and currently serves as a Trustee and chair of the audit committee of Hotchkis and Wiley Funds.

Ms. McGinty-Poteet has substantial mutual fund and investment advisory experience.  She has managed the business side of mutual funds including product development, marketing, sales, client servicing, compliance and operations of domestic and offshore retail and institutional mutual funds since 1986.  She has served as the Managing Director of global mutual funds for a major bank, Chief Operations Officer for a national bank and trust department and currently serves as Director of Mutual Funds Services for the Advisor.

Mr. Busby has significant investment advisory experience. He currently serves as Executive Director and a member of the Advisor’s Executive Committee.  As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives.  He also contributes to the investment process as a member of the Advisor’s Investment Oversight Committee.

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Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman, J. Michael Gaffney, Jean Carter and Robert Fitzgerald.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee met three times during the year ended September 30, 2011.

Nomination Committee.  The Board has a Nomination Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman, J. Michael Gaffney, Jean Carter and Robert Fitzgerald.  The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nominating Committee met twice during the year ended September 30, 2011.

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Fund Shares Owned by Trustees as of December 31, 2011

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Dollar Range of Equity Securities Owned in the Funds							Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Core Plus Fund	Credit Focus Yield Fund(1)	Global Equity Fund	International Equity Fund	Emerging Markets Fund	International Small Cap Fund(1)	SMART Fund
“Independent” Trustees
DeWitt F. Bowman	A.	A.	A.	C.	A.	A.	C.	D
J. Michael Gaffney	C.	A.	C.	C.	C.	A.	C.	E.
Karin Bonding	A.	A.	A.	A.	A.	A.	A.	A.
Jean Carter	A.	A.	A.	A.	A.	A.	A.	A.
Robert Fitzgerald	A.	A.	A.	A.	A.	A.	A.	A.
“Interested” Trustees
Debra McGinty-Poteet	A.	A.	E.	A.	B.	A.	A.	E.
Jeff Busby	A.	A.	A.	A.	A.	A.	E.	E.

(1)   The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.

As of January 3, 2012, the officers and trustees owned less than 1% of outstanding shares of each Fund as a group.

Compensation

The Trust pays Independent Trustees an annual retainer of $50,000 in quarterly installments of $12,500.  They also receive a fee of $1,000 for any special telephonic Board meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.  The Audit Committee and Nominating Committee Chairs each receive an additional fee of $2,000 per year and $1,000 per year, respectively.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.  The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.  These compensation matters are subject to review by the Independent Trustees annually.

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The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2011:

Name	Aggregate Compensation from the Funds
	Core Plus Fund	Credit Focus Yield Fund(1)	Global Equity Fund	International Equity Fund	International Small Cap Fund(1)	Emerging Markets Fund	SMART Fund(2)	Total Compensation from Trust and Trust Complex(3) Paid to Trustees
DeWitt F. Bowman (Independent Trustee)	$11,000	N/A	$11,000	$11,000	N/A	$11,000	$0	$55,000
J. Michael Gaffney (Independent Trustee)	$10,200	N/A	$10,200	$10,200	N/A	$10,200	$0	$51,000
Karin Bonding (Independent Trustee)	$10,000	N/A	$10,000	$10,000	N/A	$10,000	$0	$50,000
Jean Carter (Independent Trustee)	$10,000	N/A	$10,000	$10,000	N/A	$10,000	$0	$50,000
Robert Fitzgerald (Independent Trustee)	$10,000	N/A	$10,000	$10,000	N/A	$10,000	$0	$50,000
Debra-McGinty-Poteet (Interested Trustee)	None	N/A	None	None	N/A	None	None	None
Jeff Busby (Interested Trustee)	None	N/A	None	None	N/A	None	None	None

(1)	The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.
(2)	The Advisor pays all expenses of the SMART Fund. For the fiscal period ended September 30, 2011, the Advisor compensated Trustees in the amount of $51,200 on behalf of the SMART Fund.
(3)	Trust Complex includes all seven series of the Trust.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds, subject to certain conditions.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers.  Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Funds do not invest in any security for the purpose of exercising control or management.  Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Funds have delegated their authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Funds’ proxy voting policies are summarized below.

Policies of the Funds’ Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by each Fund in a timely manner.  Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor does not solicit or consider the views of individual shareholders of the Funds in voting proxies.  The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

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The Advisor’s proxy voting procedures adhere to the following broad principles:

•
The right to vote proxies with respect to portfolio securities held by a Fund is an asset of the Fund.  The Advisor acts as a fiduciary of each Fund and must vote proxies in a manner consistent with the best interest of each Fund and its shareholders.

•
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

•	The financial interest of the clients is the primary consideration in determining how proxies should be voted.
•
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these issues, although, on occasion the Advisor may abstain from voting on these issues.

•	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.
•
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures.  The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	Are consistent with the Advisor’s fiduciary duty to each Fund and its shareholders;

•	Seek to maximize shareholder return and the value of Fund investments;

•	Promote sound corporate governance; and

•	Are consistent with each Fund’s investment objectives and policies.

International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.

For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

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For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country.  As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy.  In situations where there is a conflict of interest between the interests of the Advisor and the interests of a Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board of Trustees and obtain instructions from the Board on how to vote the proxy relating to that proposal.
2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Funds, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use Independent Third Party recommendations for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Glass Lewis (or to have the third party vote such proxies).

5.
Use Independent Third Party recommendations to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or Glass Lewis) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

In the event of a conflict between the interests of the Advisor and a Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.  The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 331-2979 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (800) 331-2979 and will be sent within three business days of receipt of a request.

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PRINCIPAL HOLDERS OF SECURITIES

As of January 3, 2012, the following persons held of record more than 5% of the outstanding shares of the Funds; the Trust has no information regarding the beneficial owners of such securities.  The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.  There are currently no principal shareholders of those Funds.

Fund/Class	Shareholder Name & Address	% held as of January 3, 2012
Core Plus Fund – Class E Shares	First Clearing LLC (1) 1 North Jefferson Ave. Saint Louis, MO 63103-2523	84.71%
	TD Ameritrade (1) P.O. Box 2226 Omaha, NE 68103	12.68%
Core Plus Fund – Class I Shares	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	20.99%
	Pershing LLC (1) P.O. Box 2052 Jersey City, New Jersey 07303-2052	13.83%
	Raymond James & Associates, Inc. (1) 2300 N. Edward Street Decatur, IL 62526-4163	8.28%
	Davis Trust 11988 El Camino Real, Suite 500 San Diego, CA 92130	7.93%
	Woods/Mitchell Family Trust 11988 El Camino Real, Suite 500 San Diego, CA 92130	7.93%

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Fund/Class	Shareholder Name & Address	% held as of January 3 , 2012
Global Equity Fund – Class I Shares	Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, CA 92130	70.69%
	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	12.26%
Global Equity Fund – Class E Shares	Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, CA 92130	51.82%
	LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121	46.03%
Global Equity Fund – Class S Shares	LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121	99.20%
International Equity Fund – Class I Shares	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	50.87%
	National Financial Services (1) 200 Liberty St. New York, NY 10281-1003	20.05%
	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	6.54%

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Fund/Class	Shareholder Name & Address	% held as of January 3 , 2012
International Equity Fund – Class E Shares	Citigroup Global Markets Inc. (1) 333 W. 34th Street Floor 3 New York, NY 10001-2402	32.98%
	USB Financial Services Inc. (1) 111 SW 5th Ave. Suite 3100 Portland, OR 97204	5.44%
International Equity Fund – Class S Shares	Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, CA 92130	100.00%
Emerging Markets Fund – Class I Shares	National Financial Services (1) 200 Liberty St. New York, NY 10281-1003	18.77%
	Ormet Master Trust 11988 El Camino Real, Suite 500 San Diego, CA 92130	11.81%
	Pershing LLC (1) P.O. Box 2052 Jersey City, New Jersey 07303-2052	8.92%
	Wells Fargo Bank (1) 1 Montgomery Street #1 San Francisco, CA 94104-4151	8.36%
	Reed Elsevier Defined Benefit Plans 11988 El Camino Real, Suite 500 San Diego, CA 92130	8.21%

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Fund/Class	Shareholder Name & Address	% held as of January 3 , 2012
	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	7.37%
	Bradley University 1501 W. Bradley Ave. Peoria, IL 61625	7.09%
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	5.25%
	Heifer International Foundation P.O. Box 727 Little Rock, AR 72203-0727	5.82%
	Horatio Alger Association of Distinguished Americans 99 Canal Center Suite 320 Alexandra, VA 22314-1588	5.07%
Emerging Markets Fund – Class S Shares	None	N/A
SMART Fund	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	73.48%
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	5.88%
(1)  These shareholders represent the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of any individual shareholder accounts.

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges that it controls the Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES

 Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to the Funds, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for the Funds and makes decisions and place orders to buy, sell or hold particular securities.  In addition to the fees payable to the Advisor and the Administrator, each Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust’s officers and Trustees; and (xii) amortization of organization costs.

Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to any Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  In addition, the Funds will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to a Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

The Board of Trustees or the holders of a majority of the outstanding voting securities of the Funds can terminate the Advisory Agreement with respect to the Funds at any time without penalty, on 60 days written notice to the Advisor.  The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Funds.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

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The Advisor has agreed that it will waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the expenses of the Fund do not exceed the amounts shown below during each fiscal year for the respective class (the “Expense Cap”).  Such agreement is currently in effect through January 31, 2013:

	Expense Caps
Fund	Class I	Class E	Class S
Core Plus Fund	0.50%	0.70%	0.70%
Credit Focus Yield Fund	0.70%	N/A	0.95%
Global Equity Fund	1.00%	1.25%	1.25%
International Equity Fund	1.20%	1.45%	1.45%
International Small Cap Fund	1.15%	N/A	1.40%
Emerging Markets Fund	1.12%	N/A	1.37%
SMART Fund	N/A	N/A	N/A

With respect to the SMART Fund, the Advisor receives no fee for its services and is responsible for payment of all operating expenses of the Fund other than extraordinary expenses, including:  (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) amortization of organization costs.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the sponsors.

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the end of the third full fiscal year of a Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of a Fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred or any lower expense cap in effect at the time of reimbursement.

Advisory fees, waiver and expense reimbursements/(recoupment) for the last three fiscal years were as follows:

Fiscal year ending September 30, 2011:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$94,649	$94,649	$0
Global Equity Fund	$341,937	$187,218	$154,719
International Equity Fund	$7,252,466	$0	$7,252,466
Emerging Markets Fund (2)	$626,597	$163,603	$462,994
SMART Fund (1)	N/A	N/A	N/A

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Fiscal year ending September 30, 2010:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$89,833	$89,833	$0
Global Equity Fund	$309,895	$158,122	$151,773
International Equity Fund	$7,345,012	$0	$7,345,012
SMART Fund (1)	N/A	N/A	N/A

Fiscal year ending September 30, 2009:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$46,715	$46,715	$0
Global Equity Fund	$211,617	$209,781	$1,836
International Equity Fund	$6,521,598	$0	$6,521,598
SMART Fund (1)	N/A	N/A	N/A
NOTE:  The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.
(1)	Pursuant to the Advisory Agreement, the Advisor receives no fee for its services with respect to the SMART Fund.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.

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Portfolio Managers

The following includes information regarding the Funds’ portfolio managers and the accounts managed by each of them as of September 30, 2011.

Core Plus Fund
Credit Focus Yield Fund

The following chart provides information regarding other accounts managed by the Core Plus Fund’s and the Credit Focus Yield Fund’s portfolio managers as of September 30, 2011.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Charles Gramling, CFA	Registered Mutual Funds: 2 Other pooled investment vehicles: 7 Other accounts: 19 (Managed by Fixed Income Investment Committee) Total accounts: 28	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: approximately $38 million Other pooled investment vehicles: approximately $83 million Other accounts: approximately $485 million
David Gilson, CFA	Registered Mutual Funds: 2 Other pooled investment vehicles: 7 Other accounts: 19 (Managed by Fixed Income Investment Committee) Total accounts: 28	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: approximately $38 million Other pooled investment vehicles: approximately $83 million Other accounts: approximately $485 million

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Global Equity Fund
International Equity Fund

Investment decisions with respect to the Global Equity Fund and International Equity Fund are the responsibility of the Advisor’s Large Cap Investment Committee which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor.  The voting members of the Large Cap Committee are listed below.  As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Large Cap Investment Committee. Messrs. Carlson and Woods and Ms. Morris are members of both the Large Cap Investment Committee and the Investment Oversight Committee.

As members of the Advisor’s Large Cap Investment Committee and/or Investment Oversight Committee, the Fund’s portfolio managers assist the respective investment committee in analyzing and making investment decisions which are uniformly applied to a substantial number of institutional and private client separate accounts and “wrap” accounts sponsored by certain unaffiliated broker-dealers.

The following chart provides information regarding other accounts managed by the members of the Advisor’s Large Cap Investment Committee as of September 30, 2011.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Glenn Carlson	Registered Mutual Funds: 8 Other pooled investment vehicles: 47 Other accounts: 3,631 (Managed by Investment Oversight Committee) Total accounts: 3,686	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $2,118 million Other pooled investment vehicles: $5,405 million Other accounts: $26,637 million
Brent Woods	Registered Mutual Funds: 8 Other pooled investment vehicles: 47 Other accounts: 3,631 (Managed by Investment Oversight Committee) Total accounts: 3,686	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $2,118 million Other pooled investment vehicles: $5,405 million Other accounts: $26,637 million

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Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Amelia Morris	Registered Mutual Funds: 8 Other pooled investment vehicles: 47 Other accounts: 3,631 (Managed by Investment Oversight Committee) Total accounts: 3,686	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $2,118 million Other pooled investment vehicles: $5,405 million Other accounts: $26,637 million
Jim Brown	Registered Mutual Funds: 4 Other pooled investment vehicles: 28 Other accounts: 2,845 (Managed by Large Cap Investment Committee) Total accounts: 2,877	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $1,931 million Other pooled investment vehicles: $6,643 million Other accounts: $22,534 million
Brent Fredberg	Registered Mutual Funds: 4 Other pooled investment vehicles: 28 Other accounts: 2,845 (Managed by Large Cap Investment Committee) Total accounts: 2,877	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $1,931 million Other pooled investment vehicles: $6,643 million Other accounts: $22,534 million
Jeffrey Germain	Registered Mutual Funds: 4 Other pooled investment vehicles: 28 Other accounts: 2,845 (Managed by Large Cap Investment Committee) Total accounts: 2,877	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 11 accounts from which it receives an advisory fee based on the performance of the account.  Total assets in these 11 accounts is approximately $2,733 million

Registered Mutual Funds: $1,931 million Other pooled investment vehicles: $6,643 million Other accounts: $22,534 million

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International Small Cap Fund

Investment decisions with respect to the International Small Cap Fund are the joint responsibility of the Advisor’s Small Cap Investment Committee.  The following chart provides information regarding other accounts managed by the voting members of the Small Cap Investment Committee as of September 30, 2011.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Robert J. Gallagher	Registered Mutual Funds: 8 Other pooled investment vehicles: 47 Other accounts: 3,631 (Managed by Investment Oversight Committee) Total accounts: 3,686	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $2,118 million Other pooled investment vehicles: $5,405 million Other accounts: $26,637 million
Jeffrey Meyer	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Investment Oversight Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million
Ralph Birchmeier	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Investment Oversight Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million

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Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Luiz G. Sauerbronn	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Large Cap Investment Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million
Yingbin Chen	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Large Cap Investment Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million
Brian A. Matthews	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Large Cap Investment Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million
Mark Costa	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 55 (Managed by Large Cap Investment Committee) Total accounts: 61	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for managing the majority of these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 Other pooled investment vehicles: $206 million Other accounts: $283 million

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SMART Fund

The following chart provides information regarding other accounts managed by the SMART Fund’s portfolio managers as of September 30, 2011.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Charles Gramling, CFA	Registered Mutual Funds: 2 Other pooled investment vehicles:7 Other accounts: 19 (Managed by Fixed Income Investment Committee) Total accounts: 28	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $38 million Other pooled investment vehicles: $83 million Other accounts: $485 million
David Gilson, CFA	Registered Mutual Funds: 2 Other pooled investment vehicles: 7 Other accounts: 19 (Managed by Fixed Income Investment Committee) Total accounts: 28	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $38 million Other pooled investment vehicles: $83 million Other accounts: $485 million

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Emerging Markets Fund

Investment decisions with respect to the Emerging Markets Fund are the responsibility of the Advisor’s Emerging Markets Investment Committee.  The following chart provides information regarding other accounts managed by the voting members of the Emerging Markets Investment Committee as of September 30, 2011.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Al Chan	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million
Doug Edman	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million
Christopher Garrett	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million O ther accounts: approximately $938 million

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Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Louis Lau	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million
Steven Leonard	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million
Greg Rippel	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million
Gerardo Zamorano	Registered Mutual Funds: 2 Other pooled investment vehicles: 4 Other accounts: 428 (Managed by Investment Oversight Committee) Total accounts: 434	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $149 million Other pooled investment vehicles: approximately $366 million Other accounts: approximately $938 million

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Compensation

As of September 30, 2011, the Advisor’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the firm’s equity through partnership or phantom equity.

The base salary for each of the portfolio managers is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria.  The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.  Compensation is not based on the performance of the Fund or other accounts.  There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and the other accounts managed by the portfolio managers.

Security Ownership of the Funds by the Portfolio Managers

None of the portfolio managers owned shares of the Funds as of September 30, 2011.

Material Conflicts of Interest That May Arise

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by the Advisor.  If one of the Advisor’s investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of a purchase or sale order across all eligible funds and other accounts.  In order to address these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.  For all client accounts, including the International, Global and Emerging Market Funds, that are able to participate in aggregated transactions, the Advisor utilizes a rotational equity client trading system to execute client transactions in order to provide, over the long-run, fair treatment for each account.  For fixed income client accounts, including the Core Plus and SMART Funds, the Adviser generally uses a pro-rata allocation method, based on account market value.

Investment in the Fund. Members of the Advisor’s investment committees may invest in a fund or other accounts that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and methodologies as described above are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Performance-Based Fees. For a small number of accounts, the Advisor may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where the Advisor might share in investment gains.  In order to address these potential conflicts, the Advisor’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Compliance Program. Additionally, the Advisor’s internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.  Many of the firm’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Advisor, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the CCO); representatives of operations; and other representatives of senior management.

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The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved.  The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area.  The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Funds, subject to the overall supervision of the Trustees.  The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Funds’ books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Funds’ insurance relationships; (iii) preparing for the Funds (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Funds’ shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Funds’ registration and/or the registration of the shares of the Funds under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Funds and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above.

For its services, the Administrator receives a fee at the annual rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% thereafter, subject to a $50,000 annual minimum for each Fund which is allocated across the Trust based on average net assets.

During the fiscal periods ended September 30, 2011, 2010 and 2009, each Fund paid the following administration fees:

Fund	2011	2010	2009
Core Plus Fund	$7,991	$7,716	$3,952
Global Equity Fund	$12,787	$11,611	$8,542
International Equity Fund	$217,618	$218,040	$207,613
Emerging Markets Fund (2)	$19,567	N/A	N/A
SMART Fund (1)	N/A	N/A	N/A
NOTE: The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.
(1)	Pursuant to the Administration Agreement with USBFS, the Advisor pays all fees and reimbursable expenses with respect to the SMART Fund.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.

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Distribution Agreement

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust.  The offering of the Funds’ shares is continuous.  The Distributor is not obligated to sell any specific amount of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement.  Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.  The Advisor pays the Distributor’s fees.  The Distributor is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available.  Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

The Funds may purchase portfolio securities directly from issuers or from underwriters.  Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

For equity trading, the Advisor has a formal broker evaluation process based on an annual survey of its research analysts.  Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences.  In connection with fixed income trading, the Advisor does not establish target allocations, but rather reviews trading volumes by broker each month in light of the aforementioned factors and adjusts trading strategies appropriately.  However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

FINRA has adopted rules governing FINRA members’ execution of investment company portfolio transactions. These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities. The Advisor does not consider whether a broker-dealer sells shares of the Fund when allocating the Fund’s brokerage.

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The Advisor makes investment decisions for the Funds independently from those of the Advisor’s other client accounts.  Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts.  To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If the Funds and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Funds and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant.  In some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

During the fiscal periods ended September 30, 2011, 2010 and 2009, the Funds paid total brokerage commissions as follows:

Fund	2011	2010	2009
Core Plus Fund	$0	$0	$0
Global Equity Fund	$22,810	$19,222	$20,300
International Equity Fund	$232,439	$300,415	$346,149
Emerging Markets Fund (2)	$234,612	N/A	N/A
SMART Fund (1)	N/A	N/A	N/A
NOTE: The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.
(1)	Pursuant to the Advisory Agreement, the Advisor pays all fees and reimbursable expenses, including brokerage commissions, with respect to the SMART Fund.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.

As of the close of the fiscal period ended September 30, 2011, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act.  (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund's most recent fiscal year).

Core Plus Fund

Broker-dealer	Amount
Citigroup, Inc.	$506,260
Goldman Sacs	$128,331
JP Morgan Chase & Co.	$556,205

Global Equity Fund

Broker-dealer	Amount
Citigroup, Inc	$382,660

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International Equity Fund

Broker-dealer	Amount
Deutsche Bank AG	$2,699,503
UBS AG	$3,724,822

SMART Fund

Broker-dealer	Amount
Goldman Sacs	$1,673,879

NET ASSET VALUE

The net asset value per share of each Class of each of the Funds is calculated by adding the value of all portfolio securities and other assets of the Funds attributable to the Class, subtracting the liabilities of the Funds attributable to the Class, and dividing the result by the number of outstanding shares of such Class.  Assets attributable to a Class consist of the consideration received upon the issuance of shares of the Class together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price.

Over-the-counter (“OTC”) equity securities included in the NASDAQ National Market System (“NMS”) are priced at the NASDAQ official closing price (“NOCP”).  Equity securities traded on the NMS for which the NOCP is not available, and equity securities traded in other over-the-counter markets, are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the last bid and ask price.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available are valued at current market quotations as provided by an independent pricing service.  Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost.

Options listed on an exchange are valued at the last sales price at the close of trading on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange on the day of valuation or, if there was no sale on the applicable options exchange on such day, at the mean between the bid and ask price on any of such exchanges on such day closest to the close of the New York Stock Exchange on such day..  However, if an exchange closes later than the New York Stock Exchange (“NYSE”) on the day of valuation, options that are traded on the NYSE are valued at the last sale price on such exchange as of the close of the NYSE on such day (or, if there was no sale on such day, at the previous business day’s last price coinciding with the close of the NYSE).  OTC options are valued at the average between the bid and asked prices on the day of valuation provided by a dealer selected by the Advisor.  On a monthly basis, the Advisor obtains bid and asked prices from at least two other dealers engaged in OTC options transactions for the purpose of comparison with the then current valuations of OTC options written or held by the Fund.  In addition, the Advisor on a daily basis monitors the market prices on the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Futures contracts and options listed on a national exchange are valued at the sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and ask prices on any of such exchanges on such day closest to the close of the New York Stock Exchange.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service or principal market maker. Bonds and other fixed-income securities (other than the short-term securities described above) are valued using the bid price as provided by an independent pricing service.

Foreign securities markets normally complete trading well before the close of the New York Stock Exchange.  In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated.  Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange.  The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 4 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

The Funds may use a pricing service approved by the Board.  Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data.  Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

The Funds value securities and other assets for which market quotations are not readily available at fair value as determined in good faith, pursuant to policies and procedures approved by the Board. Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security.  If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken.  All determinations of such committee are reviewed at the next meeting of the full Board.  In addition, the Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index.

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An example of how the Funds calculated the net asset value per share as of September 30, 2011 is as follows:

Core Plus Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$23,259,580	=	$9.35
2,486,359

Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$3,845,396	=	$9.36
410,634

Global Equity Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$36,408,094	=	$19.22
1,894,492

Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$192,988	=	$19.13
10,090

Class S Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$10,746	=	$19.19
560

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International Equity Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$454,695,122	=	$12.99
34,994,988

Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$4,360,058	=	$12.97
336,103

Class S Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$78	=	$13.00
6

Emerging Markets Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$71,884,806	=	$7.86
9,144,770

Class S Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$38,394,392	=	$7.85
4,890,269

SMART Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding
$142,422,433	=	$8.32
17,114,854

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SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan on behalf of certain Funds that allows a Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class E shareholders of the Core Plus, Global and International Equity Funds and to Class I shareholders of the Core Plus Fund.  Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares.  The maximum annual shareholder servicing fees paid as a percentage of the average daily net assets of each Fund under the Shareholder Service Plan are as follows:

	Maximum Shareholder Servicing Fee
Fund	Class E Shares	Class I Shares
Core Plus Fund	0.25%	0.05%
Credit Focus Yield Fund	N/A	--
Global Equity Fund	0.25%	--
International Equity Fund	0.25%	--
International Small Cap Fund	N/A	--
Emerging Markets Fund	N/A	--
SMART Fund	N/A	N/A

As authorized by the Shareholder Service Plan, each Fund may enter into a Shareholder Service Agreement with a service provider pursuant to which the service provider agrees to provide certain shareholder support services to its customers who own Class E shares of the Fund.  Such shareholder support services may include, but are not limited to, (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their positions in shares; (3) arranging for bank wires; (4) responding to shareholder inquiries relating to the services performed by the service provider; (5) responding to inquiries from shareholders concerning their investments in shares; (6) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (7) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (8) assisting shareholders in changing dividend options, account designations, and addresses; (9) providing sub-accounting with respect to shares beneficially owned by shareholders; (10) processing dividend payments from the Fund on behalf of shareholders; and (11) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

The table below shows the amount of shareholder servicing fees incurred and the allocation of such fees to Classes E and I shares of the Funds for the fiscal year ended September 30, 2011.

	Shareholder Servicing Fees Incurred by
Fund	Class E Shares	Class I Shares
Core Plus Fund	$6,530	$3,947
Global Equity Fund	$0	$0
International Equity Fund	$5,489	$0
Emerging Markets Fund	N/A	$0
SMART Fund	N/A	N/A
NOTE: The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.

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DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan applicable to Class S shares in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares.  The Board has determined that the Distribution Plan is in the best interests of the Funds’ Class S shareholders.

Continuance of the Distribution Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan (“Qualified Trustees”).  All material amendments to the Distribution Plan must be by a majority of the Trustees and of the Qualified Trustees.  In addition, the Distribution Plan may not be amended to increase materially the amount that may be spent under the Distribution Plan without approval by a majority of the outstanding shares of the Class S shares of the Fund affected.

The Distribution Plan provides that the Trust will pay the Distributor an annual fee of up to 0.25% of the average daily net assets attributable to each Fund’s Class S shares which the Distributor can use to compensate broker-dealers and service providers that provide distribution-related services to the Class S shareholders or to their customers who beneficially own Class S shares. Such services include reviewing purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Distribution fees paid by a particular Class of a Fund may only be used to pay for the distribution expenses of that Class of the Fund.  Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued.  Shares are not obligated under the Distribution Plan to bear any distribution expense in excess of the distribution fee.  Thus, if the Distribution Plan is terminated or otherwise not continued with respect to a Fund, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class S shares of the Fund to the Distributor.

The Distribution Plan (and any distribution-related agreement among the Fund, the Distributor and a selling agent with respect to the shares) may be terminated with respect to a Fund without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Class S shares of the Fund.

        All distribution fees paid by the Fund under the Distribution Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of the Financial Industry Regulatory Authority, as such Rule may change from time to time.  Pursuant to the Distribution Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the shares of the Funds.  In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

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The tables below show the amount of 12b-1 fees for the fiscal year ended September 30, 2011.

Fund	12b-1 fees incurred by Class S Shares
Core Plus Fund	None
Global Equity Fund	None
International Equity Fund	$14
Emerging Markets Fund	$56,174
SMART Fund	N/A

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Core Plus Fund	$0	$0	$0	$0	$0	$0
Global Equity Fund	$0	$0	$0	$0	$0	$0
International Equity Fund	$0	$0	$0	$14	$0	$0
Emerging Markets Fund	$0	$0	$0	$56,174	$0	$0
SMART Fund	N/A	N/A	N/A	N/A	N/A	N/A
NOTE: The Credit Focus Yield Fund and International Small Cap Fund are expected to commence operations on February 1, 2012.

REDEMPTIONS

The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Funds may make payment partly in readily marketable securities with a current market value equal to the redemption price.  Although the Funds do not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash.  The Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Funds to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Funds’ total net assets at the beginning of such 90-day period.

TAXATION

The Funds intend to elect to qualify for treatment as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code (the “Code”).  In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  If the Funds fail to qualify as regulated investment companies under Subchapter M for any reason, the Funds would be subject to federal taxes, and possibly other taxes, on their income and gains, and distributions to you would be taxed as dividend income to the extent of the Funds’ earnings and profits.

In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, income from interests in qualified publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Funds’ taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Funds’ taxable year, not more than 25% of the value of their assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Statement of Additional Information - Table of Contents

The Funds will be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year substantially all of their ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Funds.  If more than 50% in value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Funds’ election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  The Funds will report annually to their shareholders the amount per share of such withholding taxes.

As of September 30, 2011, the Global Equity Fund, International Equity Fund and Emerging Markets Fund paid the following amounts in foreign taxes on the foreign income shown below.  Most of the tax will be passed through to the shareholders of the Global, International and Emerging Markets Funds.

Fund	Foreign Taxes Paid (as of September 30, 2011)	Foreign Income
Global Equity Fund	$130,081	$1,139,640
International Equity Fund	$3,546,296	$30,226,312
Emerging Markets Fund	$223,257	$2,478,541

A Fund may invest in the stock of foreign investment companies.  Such companies are likely to be treated as “passive foreign investment companies” (“PFICs”) under the Code.  Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition.  A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level.  In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC.  A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a “Qualified Electing Fund” under Code Section 1295 or (ii) elect to “mark-to-market” the stock of such PFIC under Code Section 1296.  Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

Statement of Additional Information - Table of Contents

Many of the options, futures and forwards contracts that may be used by the Funds are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by the Funds at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Funds.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.  The Funds may make certain elections available under the Code which are applicable to straddles. If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Funds must meet to qualify as a RIC, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Funds) to the extent of the Funds’ earnings and profits.  Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Funds with a correct taxpayer identification number.  The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Statement of Additional Information - Table of Contents

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return used in the Fund’s advertising and promotional materials reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1+T)n  = ERV

Where:           P  = a hypothetical initial payment of $1,000.
T  = average annual total return.
n  = number of years in the base period.
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period assuming reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years and
ATVD	= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

Statement of Additional Information - Table of Contents

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years and
ATVDR	= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

All performance figures will be based on historical results and are not intended to indicate future performance.

The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication.

FINANCIAL STATEMENTS

The Annual Reports to shareholders of each Fund for the periods ended September 30, 2011 are separate documents and the financial statements appearing in them are incorporated by reference in this SAI.  Those financial statements have been audited by  PricewaterhouseCoopers LLP, whose report appears in the Annual Reports.  Prior to the periods ended September 30, 2011, the information in the Annual Reports to shareholders was audited by the Funds’ previous independent registered public accounting firm.  The financial statements have been incorporated in this SAI in reliance on their authority as experts in accounting and auditing.

OTHER SERVICE PROVIDERS

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111, is responsible for holding the assets of the Global Equity Fund, International Equity Fund, Core Plus Fund and SMART Fund.

The Northern Trust Company is the custodian of the Emerging Markets Fund’s assets.  Its address is 50 South LaSalle Street, Chicago, Illinois 60603.

U.S. Bancorp Fund Services, LLC is the Fund’s administrator, fund accountant and transfer and dividend disbursing agent.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.

The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, CA, 92071, examines the Funds’ financial statements annually and prepares the Funds’ tax returns.

Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California, 90071, acts as legal counsel for the Trust and the independent Trustees.

Statement of Additional Information - Table of Contents

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund.  Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

Statement of Additional Information - Table of Contents

GENERAL INFORMATION

Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Funds’ assets in the securities of another investment company, upon notice to and approval of shareholders.  The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Funds or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, D.C.  Statements contained in the Funds’ prospectus and this SAI as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter.  Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the 1940 Act, in which case all shares of the Trust will vote in the aggregate.  For example, a change in the Fund’s fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund.  However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

As used in each Fund’s prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Fund.  The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders.  Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund has equal voting rights, and fractional shares have fractional rights.  Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund.  Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Statement of Additional Information - Table of Contents

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

Statement of Additional Information - Table of Contents

B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

Statement of Additional Information - Table of Contents

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

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Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Statement of Additional Information - Table of Contents

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Statement of Additional Information - Table of Contents

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

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Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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